UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23016

(Investment Company Act file number)

Alternative Credit Income Fund

(Exact name of Registrant as specified in charter)

650 Madison Avenue, 23rd Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center, 1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 891-2880

Date of fiscal year end: September 30

Date of reporting period: October 1, 2020– September 30, 2021

Item 1. Reports to Stockholders.

ALTERNATIVE

CREDIT INCOME FUND

ANNUAL REPORT
SEPTEMBER 30, 2021

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Update	4
Consolidated Schedule of Investments	6
Consolidated Statement of Assets and Liabilities	11
Consolidated Statement of Operations	12
Consolidated Statements of Changes in Net Assets	13
Consolidated Statement of Cash Flows	15
Financial Highlights
Class A	16
Class C	17
Class W	18
Class I	19
Class L	20
Notes to Consolidated Financial Statements	22
Report of Independent Registered Public Accounting Firm	33
Additional Information	34
Trustees & Officers	36
Privacy Notice	38

Alternative Credit Income Fund	Shareholder Letter

September 30, 2021 (Unaudited)

Dear Shareholders:

We are pleased to share our insights into the Alternative Credit Income Fund (the “Fund”), for the annual period ended September 30, 2021.

With strength across our portfolio, the Fund1 posted a notable return of 21.23% during the period. As always, we encourage our partners to view performance through a long-term lens—consistent with our investment perspective. Nevertheless, the Fund notably outpaced its most relevant fixed income benchmarks over the reporting period: Barclay’s U.S. Aggregate Total Return Value Index2 (-0.90% in the twelve-month period ended 9/30/21), the S&P/LSTA Leveraged Loan Total Return Index3 (+8.40%) and the Bank of America U.S. High Yield Index (+11.46%)4.

Within Public Credit, (primarily, the Fund’s investments in public Business Development Companies or BDCs5), the Credit Income Fund produced a gain for 59.32%. All investments in this segment generated positive returns during the period; notable gainers include WhiteHorse Finance Inc. (ticker: WHF +72.94%), PennantPark Investment Corp (ticker: PNNT +83.23%) and Portman Ridge (ticker, PTMN, +73.34%).

The Fund has historically characterized its investments in public and private corporate bonds, corporate loans and CLO6 tranches as Direct Credit. This segment gained 16.33% during the period, driven by price gainers including Hearthside Food bonds +14.54%, Jo-Ann Stores Term Loan +26.37% and Winebow Term Loans +22.62%.

The Fund’s investments in Limited Partnerships (LPs) of various credit funds also posted gains during the twelve-month period ending 9/30/2021.

Fund Performance

During the annual period ended September 30, 2021, the Fund1 posted a gain of 21.23%.

Again, taking a longer-term view on performance, the Fund has produced a five-year compound annual return of 8.87% for the period ended 9/30/2021. For comparison, returns for fixed income benchmarks over that timeframe include Barclay’s U.S. Aggregate Total Return Value Index2 (+3.03%), the S&P/LSTA Leveraged Loan Total Return Index3 (+4.58%) and the Bank of America U.S. High Yield Index (+6.35%)4. One routinely hears other manager’s boast about beating their Index by 0.20%; the Credit Income Fund’s long-term performance beats its benchmarks by more than 250bps7.

We are somewhat reluctant to highlight volatility measures because the Fund’s focus has always been on producing raw returns. Investors may have heard our light-hearted remark that, “I can’t feed my family on standard deviation. I need to produce returns.” Nevertheless, we highlight our year-to-date performance of 11.88% and 2.29% volatility, translates into a stratospheric Sharpe Ratio8 of 5.19 Sharpe Ratio8 vs. 1.25 for the S&P 5009, highlighting the Credit Income Fund’s unique return profile.

Positioning

The Fund has continued to shift the portfolio to account for lofty market valuations by reducing its public allocation and growing its private credit exposure.

The Fund ended the period with 10.4% of its assets invested in Public Credit, as the Fund has maintained relatively modest exposure to this segment. With an Index yield of roughly 8.7%, BDCs5 provide compelling relative value, in our view. Nonetheless, mindful of frothy public markets, we have continued to shrink our Public Credit exposure to fund private market opportunities, crystalize capital gains for investors and dampen volatility going forward.

The Credit Income Fund is approaching the one-year anniversary under its new investment adviser, Sierra Crest Investment Management LLC (the “Adviser”). Since the deal closed in November 2020, our investors have already benefitted from our deeper investment pipeline and significantly expanded access to directly originated private credit deals, in our view.

As of period end, we have already shifted 13.9% of our AUM into private credit deals and we would characterize more than 20% of our assets as proprietary to our new platform. Direct Credit comprised 61.2% of the Fund at the period ended 9/30/2021.

Our Private Credit segment remains 28.4% of our assets. We continue to evaluate primary and secondary market opportunities within allocation but made no new commitments during the period.

In recent week, investors have asked, how much of the portfolio we anticipate allocating to private credit going forward. Our answer is simple: the Credit Income Fund’s mix of assets will very depend on the market’s path.

In the current market backdrop—characterized by ultra-low interest rates, tight credit spreads10 and low volatility—the Credit Income Fund has been shifting aggressively toward private deals. If the current environment prevails for several years, the Fund’s private assets will likely organically become the majority of our holdings. However, history suggests tranquil credit markets do not last forever. In fact, with some frequency, the credit markets provide a “fat pitch” (for lack of a better term) in the public assets.

Annual Report | September 30, 2021	1

Alternative Credit Income Fund	Shareholder Letter

September 30, 2021 (Unaudited)

Every several years, the credit markets rollover (either due to Fed misstep, an exogenous event like COVID, etc.), providing investors a chance to buy liquid bonds and loans at steep discounts and hefty yields. Recall such episodes just in the last several years: GFC in 2008, European Sovereign Debt Crisis11 in Summer/Fall of 2011; Taper Tantrum in May 2013; Oil & Gas Crisis late 2015/early 2016; Chairman Powell’s “far from neutral” rate sell-off in 4Q 2018; COVID in 2020.

We cannot predict when these sudden downdrafts occur. However, when they do, the Credit Income Fund will attempt to tap our leverage lines to buy liquid assets at “fire sale” prices—like we have for the last six years.

Our arsenal of credit investments has expanded greatly under the BC Partners’ banner, but our investment strategy has remained the same: the Credit Income Fund allocates to wherever we find the best opportunities in the corporate credit universe. Right now, that is clearly in the private market. Tomorrow, that could be public credit. We will let the market opportunity—not target fund allocations—dictate our weighting.

Separately, the Fund remains weighted towards floating rate fixed income. Investors who have listened to our webinars have heard our warnings about post-COVID inflation since summer 2020. Now that inflation concerns have migrated to front-page news, there is not much we can contribute to the conversation from there. We believe the investment path from here is relatively straightforward: we believe interest rates are more likely to be higher than lower for the next several quarters, and therefore the Credit Income Fund remains overweight floating rate assets12.

As we have emphasized in the past, the Fund does not “bet” on the direction of rates. We will not buy interest rate swaps or zero duration Sovereign bonds to express a view on rates; the Credit Income Fund does not engage in speculative trading. Instead, we simply shift our floating vs. fixed allocation to account for the ever-changing interest rate backdrop.

Conclusion

The Credit Income Fund made its first investment on October 27, 2015. By the time you read this letter, the Fund will have celebrated its sixth anniversary. Our track-record over that time, in my view, demonstrates that we have delivered on our promise of delivering above-market yields and above-market returns to our investors.

In September, the Credit Income Fund paid its 22nd consecutive quarterly dividend; since inception, we have provided our investors an income payout of $4.14 per share. Further, we would highlight that over six years, we have never even contemplated cutting our distribution—not even in the depth of COVID, amid our Investment Advisor transition.

Our total return speaks for itself: Credit Income Fund cumulative return of +62.60% vs. +44.37% for the U.S. High Yield Index and vs.+30.24% for the S&P/LSTA Leverage Loan Index.

We are admittedly proud of what we have accomplished thus far, but we are even more excited about what we can achieve for shareholders going forward.

The Credit Income Fund is now part of a significantly larger platform, with core credit expertise. Our significantly expanded pipeline, particularly within private credit, will provide the Fund more opportunities to identify and underwrite attractive opportunities. Participating in deals across the BC Partner’s platform will also provide our shareholders the ability to invest (through their investment in the Credit Income Fund) side-by-side with some of the world’s most sophisticated institutional investors.

Separately, we would highlight the expanded need for the Credit Income Fund as a Core fixed income replacement. The U.S. High Yield Index generated a nominal yield of just 4.08% as of 9/30/2021. CPI, a common market benchmark, recorded inflation in the month of September as 5.4%. These measures suggest U.S. High Yield delivers investors a negative real yield of more than 1.0%. Unlike many (if not most) traditional fixed income mutual funds and ETFs, the Credit Income Fund provides real income returns in the current environment.

In a world of negative yields and skyrocketing equity valuations, clients face a challenging investment climate. Holding cash becomes increasing costly for investors as well, as spiraling prices and inflation erode the value of dollars sitting on the sideline. We feel that this makes a compelling case to investors regarding a core income replacement like the Credit Income Fund.

We thank our shareholders for their continued partnership. What we have achieved thus far will pale compared to what we will achieve going forward.

Regards,

Michael Terwilliger, CFA

Portfolio Manager*

Alternative Credit Income Fund

2	www.altcif.com

Alternative Credit Income Fund	Shareholder Letter

September 30, 2021 (Unaudited)

*	Effective October, 31, 2020, Sierra Crest Investment Management LLC (“Sierra Crest”) replaced Resource Alternative Advisor, LLC (“Resource”) as the Fund’s investment adviser. Michael Terwilliger has joined Sierra Crest as a portfolio manager to the Fund. For additional information, please see the Subsequent Event footnote to the Consolidated Financial Statements.

[1]	Fund performance refers to that of Class I. Unless otherwise stated, all performance figures provided are for the six-month period ended September 30, 2021. The returns were calculated using the net asset values used for shareholder transactions and thus do not include certain adjustments in accordance with accounting principles generally accepted in the United States of America. The net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

[2]	Barclays U.S. Aggregate Total Return Value Index - The Barclays U.S. Aggregate Total Return Value Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in an index.

[3]	S&P/LSTA Leveraged Loan Total Return Index - The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors cannot invest directly in an index.

[4]	ICE BofA U.S. High Yield Index - The ICE BofA U.S. High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Investors cannot invest directly in an index.

[5]	A Business Development Company (or BDC) is a closed-end fund vehicle that provides capital to small and medium-sized businesses, predominantly in the form of loans.

[6]	Collateralized Loan Obligations (CLOs) represent securities backed by a pool of corporate loans. Tranches represent senior obligations within the CLO structure.

[7]	Basis points are a common unit of measurement for interest rates. One basis point is equal to 1/100th of 1% or 0.01%.

[8]	Sharpe Ratio represents a performance measurement of risk-adjusted returns. Consistent with industry standard, the Credit Income Fund calculates Sharpe Ratio as the fund’s total return (income and capital appreciation) divided by standard deviation.

[9]	S&P 500 - The S&P 500 is a market-capitalization-weighted index of the 500 largest publicly-traded companies in the U.S. Investors cannot invest directly in an index.

[10]	Credit Spread represents a measurement of value within the credit markets. A credit spread is the difference in yield between a U.S. Treasury bonds and the equivalent maturity bond.

[11]	The European Sovereign Debt Crisis refers to a period of economic uncertain during the period of 2010 and 2011 whereby the market began to question the ability of certain European nations to meet their debt obligations.

[12]	Floating rate assets represent credit obligations with a coupon paid based upon a floating market rate, predominantly LIBOR.

Annual Report | September 30, 2021	3

Alternative Credit Income Fund	Portfolio Update

September 30, 2021 (Unaudited)

The Fund’s performance figures for the periods ended September 30, 2021, compared to its benchmark:

Alternative Credit Income Fund	1 Month	Quarter	6 Month	YTD	1 Year	3 Year	5 Year	Since Inception*	Inception
Class A Shares - Without Load	1.13%	2.05%	5.98%	12.06%	21.33%	7.35%	8.73%	7.70%	4/17/2015
Class A Shares - With Load	-4.68%	-3.79%	-0.13%	5.65%	14.41%	5.24%	7.28%	6.58%	4/17/2015
Class C Shares - Without Load	1.04%	1.85%	5.45%	11.34%	20.36%	6.50%	7.93%	7.18%	4/17/2015
Class C Shares - With Load(a)	-1.45%	-0.66%	2.85%	8.68%	17.57%	5.97%	7.60%	6.93%	4/17/2015
Class W Shares - Without Load	1.13%	2.05%	5.88%	12.07%	21.35%	7.31%	8.72%	7.62%	4/17/2015
Class I Shares - Without Load	1.20%	2.11%	6.10%	12.26%	21.61%	7.59%	9.00%	7.94%	4/17/2015
Class L Shares - Without Load	1.07%	1.99%	5.75%	11.74%	20.92%	7.04%	0.00%	6.69%	7/28/2017
Class L Shares - With Load	-3.19%	-2.35%	1.25%	7.00%	15.81%	5.51%	0.00%	5.58%	7/28/2017
S&P/LSTA Leverage Loan Index	0.64%	1.11%	2.60%	4.42%	8.40%	4.14%	4.58%	4.18%	4/17/2015

*	Annualized total return

(a)	Effective as of December 23, 2016, Class C shares no longer have a sales charge.

The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors cannot invest directly in an index.

Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods less than one year are not annualized. As of the Fund’s most recent prospectus dated January 15, 2020, the Fund’s total annual operating expenses, including acquired fund fees and expenses, before fee waivers is 4.64% for Class A, 5.39% for Class C, 4.61% for Class W, 4.38% for Class I and 4.90% for Class L shares. After fee waivers, the Fund’s total annual operating expense is 4.54% for Class A, 5.29% for Class C, 4.54% for Class W, 4.29% for Class I and 4.79% for Class L shares. Class A shares are subject to maximum sales loads of 5.75% imposed on purchases. Class L shares are subject to a maximum sales load of 4.25% imposed on purchases. Share repurchases within 365 days may be subject to an early withdrawal charge of 0.50% for Class A and 1.00% for Class C shares. For performance information current to the most recent month-end, please call toll-free 1-833-404-4103.

4	www.altcif.com

Alternative Credit Income Fund	Portfolio Update

September 30, 2021 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

*	Commencement of operations for Class A Shares.

Consolidated Portfolio Composition as of September 30, 2021

Asset Type	Percent of Net Assets
Bank Loans	32.88%
Private Investment Funds	26.69%
Common Equity	10.96%
Corporate Bonds	10.73%
Short Term Investments	6.88%
Preferred Stock	5.17%
Asset Backed Securities	3.10%
Convertible Corporate Bonds	1.17%
Warrants	0.32%
Total Investments	97.90%
Other Liabilities in Excess of Assets	2.10%
Net Assets	100.00%

Please see the Consolidated Schedule of Investments for a detailed listing of the Fund’s holdings.

Annual Report | September 30, 2021	5

Alternative Credit Income Fund	Consolidated Schedule of Investments

September 30, 2021

	Coupon	Reference Rate & Spread	Maturity	Principal	Value
BANK LOANS (32.88%)(a)
Consumer Discretionary (1.21%)
Arrow Purchaser, Inc., First Lien Initial Term Loan(b)	7.75%	1M US L + 6.75%, 1.00% Floor	04/19/2026	$3,125,000	$3,119,063

Consumer Staples (1.82%)
8th Avenue Food & Provisions, Inc., Second Lien Term Loan	7.88%	3M US L + 7.75%	10/01/2026	2,500,000	2,490,625
BrightPet, First Lien Term Loan(b)(c)	7.25%	3M US L + 6.25%, 1.00% Floor	10/05/2026	1,995,000	1,995,000
BrightPet, Delayed Draw Term Loan(b)(c)(d)	7.25%	3M US L + 6.25%, 1.00% Floor	10/05/2026	–	–
BrightPet, Revolver(b)(c)(d)	7.25%	3M US L + 6.25%, 1.00% Floor	10/05/2026	237,500	237,500
					4,723,125

Financials (3.01%)
H-CA II, LLC, First Lien Term Loan(b)(c)(e)	14%
	Cash, 5%
	PIK	N/A	02/17/2024	2,000,000	2,000,000
Marble Point A&R, First Lien Term Loan(b)(c)	7.00%	3M US L + 6.00%, 1.00% Floor	08/11/2028	3,950,000	3,841,375
Marble Point A&R, Delayed Draw Term Loan(b)(c)(d)	7.00%	3M US L + 6.00%, 1.00% Floor	08/11/2028	–	–
South Street Securities Holdings, Inc., First Lien Term Loan(b)(c)	9.00%	3M US L + 8.00%, 1.00% Floor	03/24/2026	1,993,333	1,951,075
					7,792,450

Health Care (5.01%)
Outcomes Group Holdings, Inc., Second Lien Term Loan	7.63%	3M US L + 7.50%	10/26/2026	769,231	751,923
Upstream Rehabilitation, Inc., Second Lien Term Loan	8.58%	1M US L + 8.50%	11/20/2027	7,500,000	7,425,000
Viant Medical Holdings, Inc., Second Lien Initial Term Loan	7.83%	1M US L + 7.75%	07/02/2026	5,000,000	4,806,250
					12,983,173

Industrials (7.69%)
Accordion Partners, LLC, First Lien Term Loan(b)(c)	6.50%	3M US L + 5.50%, 1.00% Floor	09/24/2027	4,000,000	3,940,000
Accordion Partners, LLC, Delayed Draw Term Loan(b)(c)(d)	6.50%	3M US L + 5.50%, 1.00% Floor	03/24/2023	–	–
Jazz Acquisition, Inc., Second Lien Term Loan	8.08%	1M US L + 8.00%	06/18/2027	4,000,000	3,690,000
Restaurant Technologies, Inc., Second Lien Initial Term Loan	6.58%	1M US L + 6.50%	10/01/2026	4,500,000	4,497,186
USS Ultimate Holdings, Inc., Second Lien Initial Term Loan	8.75%	1M US L + 7.75%, 1.00% Floor	08/25/2025	7,750,000	7,788,750
					19,915,936

Information Technology (12.23%)
Ancile Solutions, Inc., Term Loan(b)(c)(e)	8%
	Cash, 3%
	PIK	N/A	12/31/2049	4,000,000	3,900,000
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan(b)(c)	7.08%	1M US L + 7.00%	02/19/2029	3,600,000	3,630,600
EagleView Technology Corp., Second Lien Term Loan	8.50%	3M US L + 7.50%, 1.00% Floor	08/14/2026	1,495,652	1,486,304
Ivanti Software, Inc., Second Lien Initial Term Loan(b)(c)	9.50%	3M US L + 8.50%, 1.00% Floor	12/01/2028	5,000,000	5,000,000
Monotype Imaging Holdings, Inc., First Lien Incremental Term Loan(b)(c)	7.00%	3M US L + 6.00%, 1.00% Floor	10/09/2026	2,962,500	2,943,540
Newscycle Solutions, First Lien Term Loan(b)(c)	8.00%	L + 7.00%, 1.00% Floor	12/29/2022	1,416,076	1,391,295
Newscycle Solutions, Delayed Draw Term Loan(b)(c)	8.00%	L + 7.00%, 1.00% Floor	12/29/2022	1,519,486	1,492,895

See Notes to Consolidated Financial Statements.

6	www.altcif.com

Alternative Credit Income Fund	Consolidated Schedule of Investments

September 30, 2021

	Coupon	Reference Rate & Spread	Maturity	Principal	Value
Redstone HoldCo 2 LP, Second Lien Initial Term Loan	8.50%	3M US L + 7.75%, 0.75% Floor	04/27/2029	$5,000,000	$4,887,500
Spectrio, First Lien Delayed Draw Term Loan(b)(c)	7.00%	1M US L + 6.00%, 1.00% Floor	12/09/2026	1,167,059	1,166,008
Spectrio, First Lien Term Loan(b)(c)	7.00%	1M US L + 6.00%, 1.00% Floor	12/09/2026	2,806,506	2,803,980
Virgin Pulse, Inc., First Lien Initial Term Loan(b)(c)	8.00%	6M US L + 7.25%, 0.75% Floor	04/06/2029	3,000,000	2,984,100
					31,686,222
Materials (1.91%)
Ball Metalpack Finco LLC, Second Lien Initial Term Loan	9.75%	3M US L + 8.75%, 1.00% Floor	07/31/2026	5,000,000	4,958,325

TOTAL BANK LOANS
(Cost $85,099,014)					85,178,294

BONDS & NOTES (15.00%)
ASSET BACKED SECURITIES (3.10%)(a)(f)
Diversified (3.10%)
Canyon Capital CLO 2014-1, Ltd., Class ER	7.83%	3M US L + 7.70%	01/30/2031	1,000,000	829,749
Jamestown CLO V, Ltd., Class F(g)	5.98%	3M US L + 5.85%	01/17/2027	1,544,479	305,940
OCP CLO 2013-4, Ltd., Class DR(g)	6.90%	3M US L + 6.77%	04/24/2029	1,000,000	1,004,718
Octagon Investment Partners 36, Ltd., Class F	7.88%	3M US L + 7.75%	04/15/2031	1,000,000	938,082
Octagon Investment Partners XIV, Ltd., Class ER(g)	8.48%	3M US L + 8.35%	07/15/2029	2,132,000	1,922,339
Saranac CLO VII, Ltd., Class ER	6.85%	3M US L + 6.72%	11/20/2029	500,000	420,192
Tralee CLO II, Ltd., Class ER(g)	7.98%	3M US L + 7.85%	07/20/2029	1,000,000	997,828
Tralee CLO II, Ltd., Class FR(g)	8.98%	3M US L + 8.85%	07/20/2029	1,000,000	770,169
Voya CLO 2014-2, Ltd., Class ER	7.83%	3M US L + 7.70%	04/17/2030	1,000,000	848,722
					8,037,739
CONVERTIBLE CORPORATE BONDS (1.17%)
Industrials (1.17%)
Scorpio Tankers, Inc.(g)	3.000%	N/A	05/15/2022	3,025,000	3,030,180

CORPORATE BONDS (10.73%)
Consumer Discretionary (1.81%)
Michaels Cos., Inc.(f)(g)	7.875%	N/A	05/01/2029	4,000,000	4,161,900
Real Hero Merger Sub 2, Inc.(f)(g)	6.250%	N/A	02/01/2029	500,000	519,417
					4,681,317
Consumer Staples (5.56%)
Cooke Omega Investments, Inc. / Alpha VesselCo Holdings, Inc.(f)(g)	8.500%	N/A	12/15/2022	6,011,000	6,139,095
H-Food Holdings LLC / Hearthside Finance Co., Inc.(f)(g)	8.500%	N/A	06/01/2026	7,978,000	8,279,289
					14,418,384
Industrials (3.36%)
New Enterprise Stone & Lime Co., Inc.(f)(g)	6.250%	N/A	03/15/2026	1,475,000	1,526,993
New Enterprise Stone & Lime Co., Inc.(f)(g)	9.750%	N/A	07/15/2028	1,000,000	1,089,090
Wolverine Escrow LLC(f)(g)	13.125%	N/A	11/15/2027	5,000,000	3,337,500
Wolverine Escrow LLC(f)(g)	8.500%	N/A	11/15/2024	2,943,000	2,740,669
					8,694,252
TOTAL BONDS & NOTES
(Cost $40,497,037)					38,861,872

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2021	7

Alternative Credit Income Fund	Consolidated Schedule of Investments

September 30, 2021

	Shares	Value
COMMON EQUITY (10.96%)
Consumer Discretionary (0.55%)
CEC Entertainment, Inc.(h)	79,564	$1,418,905

Diversified (9.53%)
Apollo Investment Corp.(g)	106,332	1,379,126
Ares Capital Corp.(g)	214,423	4,359,220
FS KKR Capital Corp.(g)	165,246	3,642,022
PennantPark Floating Rate Capital Ltd.(g)	303,163	3,877,455
Portman Ridge Finance Corp.(g)	25,504	621,022
SLR Investment Corp.(g)	265,211	5,073,486
Trinity Capital, Inc.(g)	100,000	1,609,000
WhiteHorse Finance, Inc.(g)	272,304	4,144,467
		24,705,798

Energy (0.88%)
Whiting Petroleum Corp.(g)(h)	39,046	2,280,677

TOTAL COMMON EQUITY
(Cost $22,809,699)		28,405,380

	Dividend Rate	Shares	Value
PREFERRED STOCK (5.17%)
Consumer Discretionary (1.92%)
Pennfoster(b)(c)	10.750%	4,959,647	4,959,647

Diversified (2.42%)
Trinity Capital, Inc.(g)	7.000%	240,000	6,276,000

Financials (0.83%)
Maiden Holdings North America, Ltd.(g)	7.750%	88,000	2,153,360

TOTAL PREFERRED STOCK
(Cost $12,861,860)			13,389,007

	Shares	Value
PRIVATE INVESTMENT FUNDS (26.69%)
BlackRock Global Credit Opportunities Fund, LP(c)(d)(i)		17,199,392
CVC European Mid-Market Solutions Fund(c)(d)(i)		15,413,886
GSO Credit Alpha Fund II LP(c)(d)(i)		8,107,111
Monroe Capital Private Credit Fund III LP(c)(d)(i)		8,974,568
Tree Line Credit Strategies LP(c)(i)		19,451,099

TOTAL PRIVATE INVESTMENT FUNDS
(Cost $66,150,600)		69,146,056

WARRANTS (0.32%)
CEC Entertainment, Inc.(g)(h)	237,941	817,922

TOTAL WARRANTS
(Cost $–)		817,922

See Notes to Consolidated Financial Statements.

8	www.altcif.com

Alternative Credit Income Fund	Consolidated Schedule of Investments

September 30, 2021

	Shares	Value
SHORT TERM INVESTMENTS (6.88%)
Money Market Funds (6.88%)
First American Government Obligations Fund, 0.04%(j)	17,819,385	$17,819,385

TOTAL SHORT TERM INVESTMENTS
(Cost $17,819,385)		17,819,385

INVESTMENTS, AT VALUE (97.90%)
(Cost $245,237,595)		$253,617,916

Other Assets In Excess Of Liabilities (2.10%)		5,452,494

NET ASSETS (100.00%)		$259,070,410

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment in-kind

Reference Rates:

1M US L - 1 Month LIBOR as of September 30, 2021 was 0.08%

3M US L - 3 Month LIBOR as of September 30, 2021 was 0.13%

6M US L - 6 Month LIBOR as of September 30, 2021 was 0.16%

(a)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(b)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.

(c)	Illiquid/restricted security. See chart below.

(d)	All or a portion of this commitment was unfunded as of September 30, 2021.

(e)	Payment in kind security which may pay interest in additional par.

(f)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2021, the aggregate market value of those securities was $35,831,692, representing 13.83% of net assets.

(g)	All or a portion of each of these securities have been segregated as collateral for line of credit. The aggregate market value of those securities was $71,140,413 (see Note 6).

(h)	Non-income producing security.

(i)	Investment is held through CIF Investments LLC, a wholly-owned subsidiary.

(j)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2021.

Securities determined to be illiquid/restricted under the procedures approved by the Fund's Board of Trustees are as follows.

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
3/31/2018 - 6/30/2021	BlackRock Global Credit Opportunities Fund, LP	$16,668,615	$17,199,392	6.6%
09/30/2017 - 09/30/2021	CVC European Mid-Market Solutions Fund	14,875,785	15,413,886	6.0%
6/30/2018 - 3/31/2021	GSO Credit Alpha Fund II LP	7,104,940	8,107,111	3.1%
9/30/2018 - 12/31/2020	Monroe Capital Private Credit Fund III LP	8,501,260	8,974,568	3.5%
12/31/2017 - 06/30/2019	Tree Line Credit Strategies LP	19,000,000	19,451,099	7.5%
	Total Private Fund LP Interests	$66,150,600	$69,146,056	26.7%
6/30/2021 - 9/30/2021	Accordion Partners, LLC, First Lien Term Loan	3,940,067	3,940,000	1.5%
6/30/2021 - 9/30/2021	Accordion Partners, LLC, Delayed Draw Term Loan	(7,500)	–	–%

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2021	9

Alternative Credit Income Fund	Consolidated Schedule of Investments

September 30, 2021

				% of Net
Date(s) of Purchase	Security	Cost	Value	Assets
3/31/2021 - 6/30/2021	Ancile Solutions, Inc., Term Loan	$3,880,529	$3,900,000	1.5%
12/31/2020 - 3/31/2021	BrightPet, First Lien Term Loan	1,959,602	1,995,000	0.8%
12/31/2020 - 3/31/2021	BrightPet, Delayed Draw Term Loan	(18,019)	–	–%
12/31/2020 - 3/31/2021	BrightPet, Revolver	227,394	237,500	0.1%
12/31/2021 - 3/31/2021	DCert Buyer, Inc., Second Lien First Amendment Term Loan Refinancing	3,591,523	3,630,600	1.4%
12/31/2020 - 3/31/2021	H-CA II, LLC, First Lien Term Loan	2,000,000	2,000,000	0.8%
9/30/2020 - 12/31/2020	Ivanti Software, Inc., Second Lien Initial Term Loan	4,860,367	5,000,000	1.9%
6/30/2021 - 9/30/2021	Marble Point A&R, First Lien Term Loan	3,842,107	3,841,375	1.5%
6/30/2021 - 9/30/2021	Marble Point A&R, Delayed Draw Term Loan	(13,490)	–	–%
12/31/2021 - 3/31/2021	Monotype Imaging Holdings, Inc., First Lien Incremental Term Loan	2,933,922	2,943,540	1.1%
12/31/2020 - 3/31/2021	Newscycle Solutions, First Lien Term Loan	1,391,168	1,391,295	0.5%
12/31/2020 - 3/31/2021	Newscycle Solutions, Delayed Draw Term Loan	1,506,320	1,492,895	0.6%
09/30/2020 - 3/31/2021	Pennfoster	4,861,620	4,959,647	1.9%
12/31/2020 - 3/31/2021	South Street Securities Holdings, Inc., First Lien Term Loan	1,947,575	1,951,075	0.8%
12/31/2020 - 3/31/2021	Spectrio, First Lien Delayed Draw Term Loan	1,168,190	1,166,008	0.5%
12/31/2020 - 3/31/2021	Spectrio, First Lien Term Loan	2,781,363	2,803,980	1.1%
12/31/2021 - 3/31/2021	Virgin Pulse, Inc., First Lien Initial Term Loan	2,971,337	2,984,100	1.2%
	Total Private Direct Investments	$43,824,075	$44,237,015	17.2%

	Total	$109,974,675	$113,383,071	43.9%

Additional information on investments in private investment funds:

Security	Value	Redemption Frequency	Redemption Notice(Days)	Unfunded Commitments as of September 30, 2021 (See Note 2)
BlackRock Global Credit Opportunities Fund, LP(a)	$17,199,392	N/A	N/A	$6,229,040
CVC European Mid-Market Solutions Fund(b)	15,413,886	N/A	N/A	206,342
GSO Credit Alpha Fund II LP(a)	8,107,111	N/A	N/A	7,895,060
Monroe Capital Private Credit Fund III LP(b)	8,974,568	N/A	N/A	1,498,740
Tree Line Credit Strategies LP	19,451,099	Quarterly	90	N/A
Total	$69,146,056			$15,829,182

Unfunded Debt Instruments

Security		Maturity	Unfunded Commitment (See Note 2)
BrightPet, Delayed Draw Term Loan	$–	10/05/2026	$1,000,000
BrightPet, Revolver	237,500	10/05/2026	262,500
Accordion Partners, LLC, Delayed Draw Term Loan	–	03/24/2023	1,000,000
Marble Point A&R, Delayed Draw Term Loan	–	08/11/2028	1,000,000
Total	$237,500		$3,262,500

Total Unfunded Commitments			$19,091,682

(a)	A voluntary withdrawal may be permitted at the General Partner's discretion with the General Partner's consent.
(b)	A voluntary withdrawal may be permitted with the General Partner's prior written consent.

See Notes to Consolidated Financial Statements.

10	www.altcif.com

Alternative Credit Income Fund	Consolidated Statement of Assets and Liabilities

September 30, 2021

ASSETS
Investments, at value (Cost $245,237,595)	$253,617,916
Cash	1,259,910
Interest and dividends receivable	3,900,033
Receivable for investments sold	1,000,000
Receivable for fund shares sold	18,551
Prepaid expenses and other assets	144,096
Total assets	259,940,506

LIABILITIES
Interest on line of credit payable	7,168
Due to Adviser	310,780
Administration fees payable	101,183
Custody fees payable	27,279
Distribution fees payable	32,080
Shareholder servicing fees payable	33,597
Transfer agency fees payable	154,699
Accrued expenses and other liabilities	203,310
Total liabilities	870,096
NET ASSETS	$259,070,410
Commitments and contingencies (Note 2)	–

NET ASSETS CONSISTS OF
Paid-in capital	$250,705,033
Total distributable earnings	8,365,377
NET ASSETS	$259,070,410

Common Shares:
Class A
Net assets	$41,518,713
Shares of beneficial interest outstanding (no par value; unlimited number of shares)	3,744,907
Net asset value(a)	$11.09
Maximum offering price per share (maximum sales charge of 5.75%)	$11.77
Class C
Net assets	$47,640,412
Shares of beneficial interest outstanding (no par value; unlimited shares)	4,248,082
Net asset value (a)	$11.21
Class W
Net assets	$61,914,727
Shares of beneficial interest outstanding (no par value; unlimited shares)	5,589,040
Net asset value	$11.08
Class I
Net assets	$93,970,277
Shares of beneficial interest outstanding (no par value; unlimited shares)	8,459,426
Net asset value	$11.11
Class L
Net assets	$14,026,281
Shares of beneficial interest outstanding (no par value; unlimited shares)	1,265,375
Net asset value	$11.08
Maximum offering price per share (maximum sales charge of 4.25%)	$11.57

(a)	Redemption price varies based on length of time held (Note 5).

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2021	11

Alternative Credit Income Fund	Consolidated Statement of Operations

For the Year Ended September 30, 2021

INVESTMENT INCOME
Interest	$14,844,843
Dividends	9,781,025
Total investment income	24,625,868

EXPENSES
Investment advisory fees (Note 3)	4,783,770
Administrative fees (Note 3)	338,442
Distribution fees (Note 3):
Class C	352,691
Class L	34,147
Shareholder servicing fees (Note 3):
Class A	101,984
Class C	117,564
Class W	164,529
Class L	34,147
Interest expense (Note 6)	142,922
Transfer agent fees (Note 3)	468,058
Professional fees	303,834
Printing expense	162,487
Registration fees	78,687
Custody fees	88,153
Insurance expense	88,428
Trustee fees and expenses (Note 3)	45,400
Compliance services fees (Note 3)	90,063
Networking Fees:
Class A	11,834
Class C	12,788
Class W	4,715
Class I	25,642
Class L	7,333
Other expenses	23,635
Total expenses	7,481,253
Fees waived by Adviser (Note 3)	(481,444)
Recoupment of previously waived fees (Note 3)	37
Total net expenses	6,999,846
NET INVESTMENT INCOME	17,626,022
Net realized loss on investments	(3,137,283)
Net change in unrealized appreciation on investments	35,269,063
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	32,131,780
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,757,802

See Notes to Consolidated Financial Statements.

12	www.altcif.com

Alternative Credit Income Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
OPERATIONS
Net investment income	$17,626,022	$17,968,333
Net realized loss on investments	(3,137,283)	(3,391,875)
Gains increase from payments by affiliates (Note 3)	–	335,295
Net realized loss on securities sold short	–	(434,122)
Long-term capital gains distributions from other investment companies	–	640,367
Net change in unrealized appreciation/(depreciation) on investments	35,269,063	(22,488,468)
Net change in unrealized appreciation on securities sold short	–	451,779
Net increase/(decrease) in net assets resulting from operations	49,757,802	(6,918,691)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributable Earnings
Class A	(2,396,214)	(2,742,822)
Class C	(2,429,665)	(2,783,170)
Class W	(3,843,913)	(5,637,361)
Class I	(5,616,173)	(6,545,582)
Class L	(768,213)	(877,305)
From return of capital:
Class A	(271,732)	(449,557)
Class C	(275,533)	(456,521)
Class W	(436,313)	(890,742)
Class I	(637,546)	(1,063,106)
Class L	(87,223)	(142,599)
Total distributions to shareholders	(16,762,525)	(21,588,765)

COMMON SHARE TRANSACTIONS
Class A
Proceeds from sales of shares	1,771,605	5,840,049
Distributions reinvested	1,391,582	1,781,074
Cost of shares redeemed	(5,615,381)	(3,245,836)
Net transferred in(out)	(44,560)	(414,003)
Net increase/(decrease) from share transactions	(2,496,754)	3,961,284
Class C
Proceeds from sales of shares	3,011,379	8,319,399
Distributions reinvested	1,463,320	1,859,781
Cost of shares redeemed	(4,997,047)	(2,869,823)
Net transferred in(out)	(1,790,131)	(347,881)
Net increase/(decrease) from share transactions	(2,312,479)	6,961,476
Class W
Proceeds from sales of shares	5,929,421	13,839,560
Distributions reinvested	1,348,710	2,285,342
Cost of shares redeemed	(23,029,689)	(18,542,424)
Net transferred in(out)	(975,359)	(4,584,446)
Net decrease from share transactions	(16,726,917)	(7,001,968)
Class I
Proceeds from sales of shares	12,381,801	21,748,932
Distributions reinvested	3,658,078	4,502,319
Cost of shares redeemed	(24,077,835)	(21,289,740)
Net transferred in(out)	2,905,793	5,346,330
Net increase/(decrease) from share transactions	(5,132,163)	10,307,841
Class L
Proceeds from sales of shares	1,598	348,597
Distributions reinvested	490,126	577,980
Cost of shares redeemed	(749,635)	(905,353)
Net transferred in(out)	(95,743)	–
Net increase/(decrease) from share transactions	(353,654)	21,224

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2021	13

Alternative Credit Income Fund	Consolidated Statements of Changes in Net Assets (continued)

	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Total net increase/(decrease) from share transactions	5,973,310	(14,257,599)

NET ASSETS
Beginning of year	253,097,100	267,354,699
End of year	$259,070,410	$253,097,100

OTHER INFORMATION
Common Shares Transactions
Class A
Issued	164,210	568,509
Distributions reinvested	129,579	181,466
Redeemed	(527,464)	(328,793)
Net Transferred in(out)	(4,543)	(40,820)
Net increase/(decrease) in shares	(238,218)	380,362

Class C
Issued	278,801	783,402
Distributions reinvested	134,688	187,748
Redeemed	(466,551)	(281,781)
Net Transferred in(out)	(159,923)	(35,195)
Net increase/(decrease) in shares	(212,985)	654,174

Class W
Issued	547,875	1,366,034
Distributions reinvested	125,754	232,125
Redeemed	(2,168,964)	(1,873,525)
Net Transferred in(out)	(98,968)	(475,259)
Net decrease in shares	(1,594,303)	(750,625)

Class I
Issued	1,156,780	2,049,788
Distributions reinvested	340,010	458,248
Redeemed	(2,281,823)	(2,151,489)
Net Transferred in(out)	273,036	550,137
Net increase/(decrease) in shares	(511,997)	906,684

Class L
Issued	150	32,215
Distributions reinvested	45,582	58,939
Redeemed	(70,360)	(86,798)
Net Transferred in(out)	(8,688)	–
Net increase/(decrease) in shares	(33,316)	4,356

See Notes to Consolidated Financial Statements.

14	www.altcif.com

Alternative Credit Income Fund	Consolidated Statement of Cash Flows

For the year ended September 30, 2021

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$49,757,802
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investment securities	(126,779,923)
Proceeds from sale of investment securities	171,726,084
Purchase of short-term investment securities - net	(17,241,782)
Amortization of premium and accretion of discount on investments	(552,343)
Net realized (gain)/loss on:
Investments	3,137,283
Net change in unrealized (appreciation)/depreciation on:
Investments	(35,269,063)
(Increase)/Decrease in assets:
Dividends and interest receivable	(250,599)
Prepaid expenses and other assets	(116,900)
Increase/(Decrease) in liabilities:
Due to adviser	29,256
Interest on line of credit payable	5,057
Administration fees payable	44,892
Custody fees payable	15,366
Shareholder servicing fees payable	(559)
Compliance services fees payable	(16,667)
Distribution fees payable	2,531
Transfer agency fees payable	128,493
Accrued expenses and other liabilities	49,601
Net cash provided by operating activities	44,668,529

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash provided by loan	71,472,865
Cash used by loan	(71,472,865)
Proceeds from sales of shares	23,116,414
Cost of shares redeemed	(58,469,587)
Cash distributions paid	(8,410,709)
Net cash used in financing activities	(43,763,882)

Net change in cash & cash equivalents	904,647

Restricted and unrestricted cash, beginning of year	$355,263
Restricted and unrestricted cash, end of year	$1,259,910

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$8,351,816
Cash paid for interest on line of credit during the year was:	$137,865

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2021	15

Alternative Credit Income Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Years Presented

	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
NET ASSET VALUE, BEGINNING OF YEAR	$9.75		$10.80		$11.09	$11.13	$10.26

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.74		0.69		0.73	0.79	0.57
Net realized and unrealized gain/(loss) on investments	1.30		(0.92)		(0.32)	(0.13)	1.02
Total income/(loss) from investment operations	2.04		(0.23)		0.41	0.66	1.59

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.63)		(0.70)		(0.55)	(0.57)	(0.47)
From net realized gain on investments	–		–		–	(0.04)	(0.16)
From return of capital	(0.07)		(0.12)		(0.15)	(0.09)	(0.09)
Total distributions	(0.70)		(0.82)		(0.70)	(0.70)	(0.72)
INCREASE/(DECREASE) IN NET ASSET VALUE	1.34		(1.05)		(0.29)	(0.04)	0.87
NET ASSET VALUE, END OF YEAR	$11.09		$9.75		$10.80	$11.09	$11.13

TOTAL RETURN(b)	21.33	%(c)	(1.88	)%(c)(d)	3.91%	6.09%	15.79	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$41,519		$38,829		$38,901	$29,712	$16,049

RATIOS TO AVERAGE NET ASSETS(e)
Including interest expense:
Expenses, gross	2.84%		2.78%		2.79%	2.93%	4.90%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.65%		2.68%		2.67%	2.61%	2.59%
Excluding interest expense:
Expenses, gross	2.78%		2.69%		2.71%	2.91%	4.90%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.59%		2.59%		2.59%	2.59%	2.59%
Net investment income	6.87%		6.93%		6.68%	7.06%	5.20%

PORTFOLIO TURNOVER RATE	49%		39%		29%	43%	39%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Returns shown exclude applicable sales charges.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(d)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been (1.98)%.
(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.

See Notes to Consolidated Financial Statements.

16	www.altcif.com

Alternative Credit Income Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Years Presented

	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
NET ASSET VALUE, BEGINNING OF YEAR	$9.86		$10.92		$11.22	$11.25	$10.36

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.66		0.62		0.66	0.72	0.50
Net realized and unrealized gain/(loss) on investments	1.31		(0.92)		(0.34)	(0.13)	1.03
Total income/(loss) from investment operations	1.97		(0.30)		0.32	0.59	1.53

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.56)		(0.66)		(0.48)	(0.50)	(0.40)
From net realized gain on investments	–		–		–	(0.04)	(0.16)
From return of capital	(0.06)		(0.10)		(0.14)	(0.08)	(0.08)
Total distributions	(0.62)		(0.76)		(0.62)	(0.62)	(0.64)
INCREASE/(DECREASE) IN NET ASSET VALUE	1.35		(1.06)		(0.30)	(0.03)	0.89
NET ASSET VALUE, END OF YEAR	$11.21		$9.86		$10.92	$11.22	$11.25

TOTAL RETURN(b)	20.36	%(c)	(2.61	)%(c)(d)	3.05%	5.39%	15.03	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$47,640		$43,984		$41,575	$26,720	$8,965

RATIOS TO AVERAGE NET ASSETS(e)
Including interest expense:
Expenses, gross	3.59%		3.53%		3.55%	3.75%	5.28%
Expenses, net of fees waived/expenses reimbursed by Adviser	3.40%		3.43%		3.42%	3.37%	3.34%
Excluding interest expense:
Expenses, gross	3.53%		3.44%		3.47%	3.72%	5.28%
Expenses, net of fees waived/expenses reimbursed by Adviser	3.34%		3.34%		3.34%	3.34%	3.34%
Net investment income	6.12%		6.19%		5.95%	6.38%	4.46%

PORTFOLIO TURNOVER RATE	49%		39%		29%	43%	39%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(d)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been (2.71)%.
(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2021	17

Alternative Credit Income Fund – Class W	Financial Highlights

For a Share Outstanding Throughout the Years Presented

	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
NET ASSET VALUE, BEGINNING OF YEAR	$9.74		$10.79		$11.09	$11.12	$10.24

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.74		0.69		0.73	0.79	0.58
Net realized and unrealized gain/(loss) on investments	1.30		(0.92)		(0.33)	(0.12)	1.01
Total income/(loss) from investment operations	2.04		(0.23)		0.40	0.67	1.59

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.63)		(0.70)		(0.55)	(0.57)	(0.46)
From net realized gain on investments	–		–		–	(0.04)	(0.16)
From return of capital	(0.07)		(0.12)		(0.15)	(0.09)	(0.09)
Total distributions	(0.70)		(0.82)		(0.70)	(0.70)	(0.71)
INCREASE/(DECREASE) IN NET ASSET VALUE	1.34		(1.05)		(0.30)	(0.03)	0.88
NET ASSET VALUE, END OF YEAR	$11.08		$9.74		$10.79	$11.09	$11.12

TOTAL RETURN(b)	21.35	%(c)	(1.89	)%(c)(d)	3.81%	6.19%	15.77	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$61,915		$69,993		$85,642	$75,275	$26,757

RATIOS TO AVERAGE NET ASSETS(e)
Including interest expense:
Expenses, gross	2.81%		2.75%		2.79%	2.98%	4.35%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.65%		2.68%		2.67%	2.62%	2.61	%(f)
Excluding interest expense:
Expenses, gross	2.75%		2.66%		2.71%	2.95%	4.35%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.59%		2.59%		2.59%	2.59%	2.61	%(f)
Net investment income	6.89%		6.92%		6.68%	7.10%	5.22	%(f)

PORTFOLIO TURNOVER RATE	49%		39%		29%	43%	39%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(d)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been (1.99)%.
(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.
(f)	Effective January 5, 2017, the annual expense limitation changed from 3.09% to 2.59%.

See Notes to Consolidated Financial Statements.

18	www.altcif.com

Alternative Credit Income Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Years Presented

	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
NET ASSET VALUE, BEGINNING OF YEAR	$9.77		$10.82		$11.12	$11.15	$10.28

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.76		0.72		0.77	0.84	0.63
Net realized and unrealized gain/(loss) on investments	1.30		(0.92)		(0.34)	(0.14)	0.99
Total income/(loss) from investment operations	2.06		(0.20)		0.43	0.70	1.62

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.65)		(0.73)		(0.57)	(0.60)	(0.50)
From net realized gain on investments	–		–		–	(0.04)	(0.16)
From return of capital	(0.07)		(0.12)		(0.16)	(0.09)	(0.09)
Total distributions	(0.72)		(0.85)		(0.73)	(0.73)	(0.75)
INCREASE/(DECREASE) IN NET ASSET VALUE	1.34		(1.05)		(0.30)	(0.03)	0.87
NET ASSET VALUE, END OF YEAR	$11.11		$9.77		$10.82	$11.12	$11.15

TOTAL RETURN(b)	21.61	%(c)	(1.61	)%(c)(d)	4.08%	6.46%	16.07	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$93,970		$87,634		$87,265	$29,273	$2,982

RATIOS TO AVERAGE NET ASSETS(e)
Including interest expense:
Expenses, gross	2.59%		2.52%		2.54%	2.78%	4.45%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.40%		2.43%		2.42%	2.37%	2.34%
Excluding interest expense:
Expenses, gross	2.53%		2.43%		2.46%	2.75%	4.45%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.34%		2.34%		2.34%	2.34%	2.34%
Net investment income	7.12%		7.20%		7.00%	7.51%	5.71%

PORTFOLIO TURNOVER RATE	49%		39%		29%	43%	39%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(d)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been (1.71)%.
(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2021	19

Alternative Credit Income Fund – Class L	Financial Highlights

For a Share Outstanding Throughout the Years or Period Presented

	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	For the Period Ended September 30, 2017(a)
NET ASSET VALUE, BEGINNING OF YEAR OR PERIOD	$9.75		$10.79		$11.09		$11.12	$11.19

INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment income(b)	0.71		0.67		0.70		0.77	0.13
Net realized and unrealized gain/(loss) on investments	1.29		(0.91)		(0.33)		(0.13)	(0.03	)(c)
Total income/(loss) from investment operations	2.00		(0.24)		0.37		0.64	0.10

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.60)		(0.69)		(0.52)		(0.55)	(0.10)
From net realized gain on investments	–		–		–		(0.04)	(0.04)
From return of capital	(0.07)		(0.11)		(0.15)		(0.08)	(0.03)
Total distributions	(0.67)		(0.80)		(0.67)		(0.67)	(0.17)
INCREASE/(DECREASE) IN NET ASSET VALUE	1.33		(1.04)		(0.30)		(0.03)	(0.07)
NET ASSET VALUE, END OF YEAR OR PERIOD	$11.08		$9.75		$10.79		$11.09	$11.12

TOTAL RETURN(d)	20.92	%(e)	(2.04	)%(e)(f)	3.55	%(e)	5.92%	0.88%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year or period (in 000s)	$14,026		$12,656		$13,972		$10,098	$2,445

RATIOS TO AVERAGE NET ASSETS(g)
Including interest expense:
Expenses, gross	3.11%		3.04%		3.06%		3.24%	4.39	%(h)
Expenses, net of fees waived/expenses reimbursed by Adviser	2.90%		2.93%		2.92%		2.87%	2.84	%(h)
Excluding interest expense:
Expenses, gross	3.05%		2.95%		2.98%		3.21%	4.39	%(h)
Expenses, net of fees waived/expenses reimbursed by Adviser	2.84%		2.84%		2.84%		2.84%	2.84	%(h)
Net investment income	6.61%		6.66%		6.42%		6.92%	6.67	%(h)

PORTFOLIO TURNOVER RATE	49%		39%		29%		43%	39	%(i)(j)

See Notes to Consolidated Financial Statements.

20	www.altcif.com

Alternative Credit Income Fund – Class L	Financial Highlights

For a Share Outstanding Throughout the Years or Period Presented

(a)	The Fund's Class L commenced operations on July 28, 2017.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Realized and unrealized losses per share do not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the year ended September 30, 2017, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(d)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(f)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been (2.14)%.

(g)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.

(h)	Annualized.

(i)	Not annualized.

(j)	Portfolio turnover rate is calculated at the Fund level and represents the year ended September 30, 2017.

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2021	21

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2021

1.    ORGANIZATION

Alternative Credit Income Fund (the “Fund”) is a closed-end, diversified management Investment Company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is structured as an interval fund and continuously offers its shares. The Fund was organized as a Delaware statutory trust on December 11, 2014.

The Fund’s investment objectives are to produce current income and to achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in fixed-income and fixed-income related securities.

Sierra Crest Investment Management LLC (the “Adviser”) serves as the Fund’s investment adviser. Prior to October 31, 2020, Resource Alternative Advisor, LLC served as investment adviser to the Fund pursuant to an investment advisory agreement.

On February 3, 2020, the Fund formed a wholly-owned subsidiary, CIF Investments LLC, a Delaware corporation. To the extent permitted by the 1940 Act, the Fund may make investments through CIF Investments LLC, which is a pass-through entity.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies. These consolidated financial statements reflect adjustments that in the opinion of the Fund are necessary for the fair presentation of the financial position and results of operations as of and for the periods presented herein. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and therefore applies the accounting and reporting guidance applicable to investment companies. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates, and such difference could be material. In accordance with U.S. GAAP guidance on consolidation, the Fund will generally not consolidate its investment in a portfolio company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund’s wholly-owned subsidiary, CIF Investments LLC, in its consolidated financial statements. All significant intercompany balances and transactions have been eliminated in consolidation. All references made to the “Fund” herein include Alternative Credit Income Fund and its consolidated subsidiary, except as stated otherwise.

Securities Transactions and Investment Income - Investment transactions are recorded on the trade date. Realized gains or losses on investments are calculated using the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Premiums on securities are amortized to the earliest call date and purchase discounts are accreted over the life of the respective securities using the effective interest method.

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. Accrued interest is generally reversed when a loan is placed on non-accrual status. Payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability of the outstanding principal and interest. Generally non-accrual loans may be restored to accrual status when past due principal and interest is paid current and are likely to remain current based on management’s judgment.

Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mid price. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Structured credit and other similar debt securities including, but not limited to, collateralized loan obligations (“CLO”) debt and equity securities, asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”) and other securitized investments backed by certain debt or other receivables (collectively, “Structured Credit Securities”), are valued on the basis of valuations provided by dealers in those instruments and/or independent pricing services recommended by the Adviser and approved by the Fund’s board of trustees (the “Board” or “Trustees”). In determining fair value, dealers and pricing services will generally use information with respect to transactions in the securities being valued, quotations from other dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information. The Adviser will, based on its reasonable judgment, select the dealer or pricing service quotation that most accurately reflects the fair market value of the Structured Credit Security while taking into account the information utilized by the dealer or pricing service to formulate the quotation in addition to any other relevant factors. In the event that there is a material discrepancy between quotations received from third-party dealers or the pricing services, the Adviser may (i) use an average of the quotations received or (ii) select an individual quotation that the Adviser, based upon its reasonable judgment, determines to be reasonable. In any instance in which the Adviser selects an individual quotation, the Adviser will provide to the Fund’s fair value committee (the “Valuation Committee”) an analysis of the factors relied upon in the selection of the relevant quotation.

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Alternative Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2021

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at fair value as determined in good faith by the Valuation Committee using procedures adopted by and under the supervision of the Board. The Fund cannot ensure that fair values determined by the Board or persons acting in their direction would accurately reflect the price that the Fund could obtain for a security if the security was sold.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a brokerdealer or independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve and credit quality.

Valuation of Private Investment Funds - The Fund invests a portion of its assets in private investment funds (“Private Investment Funds”). Private Investment Funds determine their investment assets at fair value and generally report a NAV or its equivalent on a calendar quarter basis. In accordance with U.S. GAAP guidance on fair value measurement, the Fund has elected to apply the practical expedient and to value its investments in Private Investment Funds at their respective NAVs at each quarter-end. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private Investment Fund by adjusting the most recent NAV for such Private Investment Fund, as necessary, by the change in a relevant benchmark that the Valuation Committee has deemed to be representative of the underlying securities in the Private Investment Fund.

Loan Participation and Assignments - The Fund invests in debt instruments, which are interests in amounts owed to lenders (the “Lenders”) by corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of direct investments, loans originated by the Fund, participations in loans or assignments of all or a portion of the loans from third parties or exposure to investments in loans through investment in Private Investment Funds or other pooled investment vehicle. When the Fund purchases an interest in a loan in the form of an assignment, the Fund acquires all of the direct rights and obligations of a lender (as such term is defined in the related credit agreement), including the right to vote on amendments or waivers of such credit agreement. However, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Instead, the administration of the loan agreement is often performed by a bank or other financial institution (the “Agent”) that acts as agent for the Lenders. Circumstances may arise in connection with which the Agent takes action that contradicts the will of the Lenders. For example, under certain circumstances, an Agent may refuse to declare the borrower in default, despite having received a notice of default from the Lenders. When the Fund purchases an interest in a loan in the form of a participation, the Fund purchases such participation interest from another existing Lender, and consequently, the Fund does not obtain the rights and obligations of the Lenders under the credit agreement, such as the right to vote on amendments or waivers. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender from which the Fund has received that participation interest. In this instance, the Fund is subject to both the credit risk of the borrower and the credit risk of the Lender that sold the Fund such participation interest.

Unfunded Commitments - The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding, such as delayed draws or revolving credit arrangements. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan.

Additionally, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. The unfunded commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund.

Annual Report | September 30, 2021	23

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2021

As of September 30, 2021, the Fund had unfunded commitments of $19,091,682.

Short Sales - The Fund may sell securities short. To do this the Fund will borrow and then sell (take short positions in) securities. To complete such a transaction, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace, or cover, the security borrowed by purchasing it in the open market at some later date. The Fund will generally have to pay a fee or premium to borrow a security and be obligated to repay the lender any dividend or interest that accrues on those securities during the period of the loan. The Fund bears the risk of a loss, unlimited in size, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain, limited to the price that the Fund sold the security short, if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. To mitigate leverage risk, the Fund will segregate liquid assets (which may include its long positions) at least equal to its short position exposure, marked-to- market daily.

Fair Value Measurements - A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the U.S. GAAP guidance on fair value measurements and disclosure, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the fair value of the Fund’s investments. These inputs are categorized in the following hierarchy under applicable accounting guidance:

Level 1 –    Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –    Quoted prices in markets that are not active, or quoted prices for similar assets or liabilities in active markets, or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –    Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs.

24	www.altcif.com

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2021

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the fair values according to the inputs used in valuing the Fund’s investments as of September 30, 2021:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Bank Loans(a)
Consumer Discretionary	$–	$–	$3,119,063	$3,119,063
Consumer Staples	–	2,490,625	2,232,500	4,723,125
Financials	–	–	7,792,450	7,792,450
Health Care	–	12,983,173	–	12,983,173
Industrials	–	15,975,936	3,940,000	19,915,936
Information Technology	–	6,373,804	25,312,418	31,686,222
Materials	–	4,958,325	–	4,958,325
Bonds & Notes(a)	–	38,861,872	–	38,861,872
Common Equity(a)
Consumer Discretionary	–	1,418,905	–	1,418,905
Diversified	24,705,798	–	–	24,705,798
Energy	2,280,677	–	–	2,280,677
Preferred Stock(a)
Consumer Discretionary	–	–	4,959,647	4,959,647
Diversified	6,276,000	–	–	6,276,000
Financials	2,153,360	–	–	2,153,360
Rights and Warrants(a)	–	817,922	–	817,922
Short Term Investments	17,819,385	–	–	17,819,385
TOTAL	$53,235,220	$83,880,562	$47,356,078	$184,471,860
Investments measured at net asset value(a)				$69,146,056
Total Investments, at fair value				$253,617,916

(a)	For detailed descriptions, see the accompanying Consolidated Schedule of Investments.

The following table provides a reconciliation of the beginning and ending balances of investments for which the Trust has used Level 3 inputs to determine the fair value:

Asset Type	Balance as of September 30, 2020	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of September 30, 2021	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2021
Bank Loans	$–	$50,902	$–	$15,264	$338,520	$44,416,378	$(2,424,633)	$–	$–	$42,396,431	$338,520
Preferred Stock	–	–	–	–	98,027	4,861,620	–	–	–	4,959,647	98,027
	$–	$50,902	$–	$15,264	$436,547	$49,277,998	$(2,424,633)	$–	$–	$47,356,078	$436,547

Annual Report | September 30, 2021	25

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2021

There are significant unobservable valuation inputs for material Level 3 investments, and a change to the unobservable input may result in a significant change to the value of the investment. Level 3 investment valuation techniques and inputs as of September 30, 2021 are as follows:

		Quantitative Information about Level 3 Fair Value Measurements
Asset Category	Fair value at September 30, 2021	Valuation Technique	Unobservable Input(a)	Range of Input (Weighted Average)
Bank loans
Consumer Discretionary	$3,119,063	Discounted Cash Flows	Market Yield	8.0%
Consumer Staples	2,232,500	Discounted Cash Flows	Market Yield	7.2%
Financials	3,951,075	Discounted Cash Flows	Market Yield	9.6% - 20.5% (15.1%)
Financials	3,841,375	Recent Transaction	Transaction Price	97.3% - 98.6% (97.5%)
Industrials	3,940,000	Recent Transaction	Transaction Price	98.5% - 99.3% (98.7%)
Information Technology	25,312,418	Discounted Cash Flows	Market Yield	5.0% - 16.4% (9.3%)
Preferred stocks	4,959,647	Discounted Cash Flows	Market Yield	11.1%
	$47,356,078

(a)	An increase in market yield would result in a decrease in fair value. A decrease in market yield would result in an increase in fair value. An increase in the transaction price would result in an increase in fair value. A decrease in the transaction price would result in a decrease in fair value.

Concentration of Credit Risk - The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk.

Federal and Other Taxes - No provision for income taxes is included in the accompanying consolidated financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the consolidated financial statements.

As of and during the year ended September 30, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Early Withdrawal Charge - Selling brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor (as defined below in Note 3), will receive a commission of (a) up to 1.00% of the purchase price of Class C shares and (b) up to 0.50% of the purchase of Class A shares of $1 million or more. Shareholders who tender for repurchase of such shareholder's Class C shares fewer than 365 days after the original purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Shareholders tendering Class A shares fewer than 365 days after the original purchase date will be subject to an early withdrawal charge of 0.50% of the original purchase price, which will be deducted from repurchase proceeds, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. The Distributor may waive the imposition of the early withdrawal charge in the event of shareholder death or shareholder disability. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder. Class A shares (with respect to purchases of less than $1 million) will not be subject to an early withdrawal charge.

Indemnification - The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

26	www.altcif.com

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2021

Recent Accounting Pronouncements - In March 2020, the Financial Accounting Standards Board issued ASU 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”). The guidance provides optional expedients and exceptions for applying generally accepted accounting principles to contracts, hedging relationships, and other transaction, subject to meeting certain criteria, that reference London Interbank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. The Fund expects that the adoption of this guidance will not have a material impact on the Fund’s financial position or results of operations.

3.    ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS

Advisory Fees - On October 31, 2020, the Fund entered into a management agreement (the “Management Agreement”) with the Adviser. Under the terms of the Management Agreement, the Adviser provides certain investment advisory and administrative services to the Fund and in consideration of the advisory services provided, the Adviser is entitled to a fee consisting of two components — a base management fee and an incentive fee.

The base management fee is payable monthly in arrears at an annual rate of 1.85% of the average daily net assets of the Fund. For the year ended September 30, 2021, the Fund incurred $4,783,770 in base management fees.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, less the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with paid-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s share repurchase program.

No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25%. For any calendar quarter in which the Fund’s pre-incentive fee net investment income is greater than the hurdle rate, but less than or equal to 2.8125%, the incentive fee will equal the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter. For any calendar quarter in which the Fund’s pre-incentive fee net investment income exceeds 2.8125% of adjusted capital, the incentive fee will equal 20.0% of pre-incentive fee net investment income. For the year ended September 30, 2021, the Advisor did not earn an incentive fee.

Under the Expense Limitation Agreement, dated October 31, 2020, the Adviser has contractually agreed to waive all or part of its management fees (excluding any incentive fee) and/or make payments to limit Fund expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) at least until October 31, 2022, such that the total annual operating expenses of the Fund do not exceed 2.59% per annum of Class A average daily net assets, 3.34% per annum of Class C average daily net assets, 2.59% per annum of Class W average daily net assets, 2.34% per annum of Class I average daily net assets, and 2.84% per annum of Class L average daily net assets. Fee waivers and expense payments may be recovered by the Adviser from the Fund, for a period of up to three years following the date of waiver or expense payment, if the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver and the current expense limitation and the repayment is approved by the Board. For the year ended September 30, 2021, the Adviser waived fees of $481,444.

As of September 30, 2021, the following amounts that may be subject to reimbursement to the Adviser based upon their potential expiration dates:

Fund	2022	2023	2024
Alternative Credit Income Fund	$272,263	$225,631	$481,444

During the year ended September 30, 2021, the Adviser recovered previously waived fees under the Resource Expense Limitation Agreement of $37.

Annual Report | September 30, 2021	27

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2021

During the years ended September 30, 2021 and 2020, the Adviser reimbursed the Fund based on the NAV error correction policies and procedures in the Fund Compliance Manual in the amount of $6,426 and $18,853, respectively. In addition, the Adviser reimbursed the Fund in the amount of $316,442, representing the Fund's cost to purchase Whiting Petroleum 4/1/20 1 ¼ % convertible bonds that were unintentionally converted to common stock of Whiting Petroleum (“WLL”) on May 27, 2020 less the market value of the common stock of WLL held by the Fund on such date.

CCO/Compliance Services - Pursuant to a letter agreement between the Fund and Alaric Compliance Services LLC (“Alaric”), dated July 30, 2020, an Alaric Director served in the capacity of the Fund’s chief compliance officer through September 30, 2021. The CCO’s responsibility includes ensuring compliance by the Fund with its investment objectives, policies and restrictions, as disclosed in the Fund’s prospectus and statement of additional information.

The CCO also covers, among other items, services associated with monitoring the Fund’s compliance with its policies and procedures and applicable federal, state and foreign securities laws and the rules and regulations thereunder. The initial term of the letter agreement is one year and will remain in full force from year to year thereafter, unless Alaric or the Fund provide written notice at least sixty days prior to the next renewal date.

For the year ended September 30, 2021, the Fund incurred $90,063 with respect to fees associated with compliance services under the letter agreement.

Fund Accounting Fees and Expenses - ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services.

Transfer Agent - DST Systems Inc. (the “Transfer Agent”), an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund.

Distributor - The Fund has entered into a distribution agreement with ALPS Distributors, Inc. (the “Distributor”), an affiliate of ALPS, to provide distribution services to the Fund. There are no fees paid to the Distributor pursuant to the distribution agreement. The Board has adopted, on behalf of the Fund, a shareholder servicing plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the shareholder servicing plan, the Fund’s Class A, Class C, Class W and Class L shares are subject to a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets attributable to that share class. For the year ended September 30, 2021, the Fund's Class A, Class C, Class W and Class L shares incurred shareholder servicing fees of $418,224. The Class C and Class L shares also pay to the Distributor a distribution fee, pursuant to a distribution plan adopted by the Board, that accrues at an annual rate equal to 0.75% and 0.25%, respectively, of the Fund’s average daily net assets attributable to Class C and Class L shares, respectively, and is payable on a quarterly basis. Class A and Class I shares are not currently subject to a distribution fee. For the year ended September 30, 2021, the Fund's Class C and Class L shares incurred $386,838 in distribution fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. During the year ended September 30, 2021, no fees were retained by the Distributor.

Trustees - Each Trustee who is not affiliated with the Fund or the Adviser receives an annual fee of $10,000, $2,000 for attending the annual in-person meeting of the Board, and $500 for attending each of the remaining telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers or interested Trustees receives compensation from the Trust.

4.    INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2021 amounted to $126,779,923 and $161,012,251, respectively.

5.    CAPITAL SHARES

The Fund, pursuant to an exemptive order granted by the SEC on July 22, 2014, offers multiple classes of shares. Class A, Class C, Class W, and Class I shares commenced operations on April 20, 2015. Class L shares commenced operations on July 28, 2017. Class C, Class W and Class I shares are offered at net asset value (“NAV”). Class A shares are offered at NAV plus a maximum sales charge of 5.75% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealermanager fee. Class C shares are subject to a 1.00% early withdrawal charge. Class L shares are offered at NAV plus a maximum sales charge of 4.25%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and early withdrawal charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, non-class specific expenses and realized and unrealized gains and losses are allocated proportionately daily based upon the relative net assets of each class. Class specific expenses, where applicable, include distribution fees, shareholder servicing fees, and networking fees.

28	www.altcif.com

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2021

Share Repurchase Program

As an interval fund, the Fund offers its shareholders the option of redeeming shares on a quarterly basis, at NAV, of up to 5% of the Fund’s issued and outstanding shares as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date. If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase up to an additional 2% of the outstanding shares of the Fund, or if more than 7% of the outstanding shares of the Fund are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered. In the event of an oversubscribed offer, you may not be able to tender all shares that you wish to tender and you may have to wait until the next quarterly repurchase offer to tender the remaining shares, subject to any proration. Subsequent repurchase requests will not be given priority over other shareholder requests.

For the year ended September 30, 2021, the Fund completed four quarterly repurchase offers. In these repurchase offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares (up to 7% at the discretion of the officers of the Fund) as of the Repurchase Pricing Dates. The September 14, 2020, December 14, 2020, and March 15, 2021 quarterly repurchase offers were oversubscribed and the Fund honored the redemptions received on a pro rata basis up to 5% of the number of shares outstanding. The June 14, 2021 quarterly repurchase offer was oversubscribed and the Fund honored the redemptions received. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	September 14, 2020	December 14, 2020	March 15, 2021	June 14, 2021
Repurchase Request Deadline	October 14, 2020	January 13, 2021	April 14, 2021	July 14, 2021
Repurchase Pricing Date	October 14, 2020	January 13, 2021	April 14, 2021	July 14, 2021
Amount Repurchased	$12,740,808	$13,358,665	$13,554,591	$18,815,523
Shares Repurchased	1,298,354	1,277,592	1,243,610	1,695,606

6. BANK LINE OF CREDIT

The Fund has a secured revolving bank line of credit through BNP Paribas Prime Brokerage International, Ltd. (“BNP”).

Borrowings under the BNP arrangement bear interest at the three-month LIBOR plus 95 basis points at the time of borrowing. For the year ended September 30, 2021, the Fund incurred $142,922 of interest expense related to the borrowings. Average borrowings and the average interest rate for the days the line of credit was outstanding during the year ended September 30, 2021 were $13,376,698 and 1.22%, respectively. The largest outstanding borrowing for the year ended September 30, 2021 was $20,997,663. As of September 30, 2021, the Fund had $0 of outstanding borrowings.

As collateral for the line of credit, the Fund grants BNP a first position security interest in and lien on all securities of any kind or description held by the Fund in the pledge account. As of September 30, 2021, the Fund had $71,140,413 in publicly traded securities available as collateral for the line of credit.

Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable.

Annual Report | September 30, 2021	29

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2021

7.      TAX BASIS INFORMATION

For the year ended September 30, 2021, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character. These differences were primarily attributed to non-deductible expenses.

Distributable Earnings	Paid-in Capital
$58,313	$(58,313)

The following information is computed on a tax basis for each item as of September 30, 2021:

Gross Appreciation	Gross Depreciation (excess of tax cost over value)	Net Appreciation	Cost of Investments for Income Tax Purposes
$20,426,013	$(7,354,533)	$13,071,480	$240,546,436

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, investments in partnerships and certain other investments.

As of September 30, 2021, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$–
Accumulated capital losses	(4,706,103)
Net unrealized appreciation on securities	13,071,480
Total distributable earnings	$8,365,377

The tax characteristics of distributions paid for the year ended September 30, 2021 were as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital
$15,054,178	$–	$1,708,347

The tax characteristics of distributions paid for the year ended September 30, 2020 were as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital
$18,586,240	$–	$3,002,525

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Short-Term Capital Losses	Long-Term Capital Losses
$233,097	$4,473,006

8.      RISK FACTORS

LIBOR Rate Risk

On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it would phase out the LIBOR as a benchmark by the end of 2021. It is unclear whether new methods of calculating LIBOR will be established such that it continues to exist after 2021 and has indicated that market participants should not rely on LIBOR being available after 2021. As an alternative to LIBOR, for example, the U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S.-dollar LIBOR with the Secured Overnight Financing Rate ("SOFR"), a new index calculated by short-term repurchase agreements, backed by Treasury securities. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and our existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. If LIBOR ceases to exist, we and our portfolio companies may need to amend or restructure our existing LIBOR-based debt instruments and any related hedging arrangements that extend beyond 2021, which may be difficult, costly and time consuming. In addition, from time to time we invest in floating rate loans and investment securities whose interest rates are indexed to LIBOR. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers we or our funds currently own or may in the future own. It remains uncertain how such changes would be implemented and the effects such changes would have on us, issuers of instruments in which we invest and financial markets generally.

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Alternative Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2021

The expected discontinuation of LIBOR could have a significant impact on our business. The dollar amount of our outstanding debt investments and borrowings that are linked to LIBOR with maturity dates after the anticipated discontinuation date of 2021 is material. We anticipate significant operational challenges for the transition away from LIBOR including, but not limited to, amending existing loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined. In addition, the cessation of LIBOR could:

•	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives that are included in our assets and liabilities;

•	Require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of existing documentation to modify the terms of outstanding investments;

•	Result in inquiries or other actions from regulators in respect of our preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;

•	Result in disputes, litigation or other actions with portfolio companies, or other counterparties, regarding the interpretation and enforceability of provisions in our LIBOR-based investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;

•	Require the transition and/or development of appropriate systems and analytics to effectively transition our risk management processes from LIBOR-based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and

•	Cause us to incur additional costs in relation to any of the above factors.

There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on our business, result of operations, financial condition, and unit price.

Market Disruption Risk

The outbreak of the novel coronavirus, or COVID-19, in many countries continues to adversely impact global commercial activity and has contributed to significant volatility in financial markets. The global impact of the outbreak has been rapidly evolving, and as cases of the virus have continued to be identified in additional countries, many countries have reacted by instituting or reinstituting quarantines, restrictions on travel and other measures to mitigate the impact of this pandemic. While many of these measures have been relaxed, spread of the virus continues and restrictions generally remain in place. Such actions have created disruption in global supply chains, and have adversely impacted a number of industries, including, among others, transportation, hospitality and entertainment. The outbreak has triggered a period of global economic slowdown and continued volatility and could have a continued adverse impact on economic and market conditions. The rapid development and fluidity of this situation precludes any prediction as to the duration and extent of this pandemic and its impact on the Fund’s business, financial condition and results of operations, as well as the business, financial condition and results of operations of the Fund’s portfolio companies. Nevertheless, the novel coronavirus presents material uncertainty and risk with respect to the Fund and the Fund’s portfolio companies’ performance and financial results. The Adviser is actively monitoring developments with respect to this pandemic and its impact as part of the Fund’s overall investment objective and strategy. To the extent the Fund’s portfolio companies are adversely impacted by the effects of COVID-19, it may have a material adverse impact on the Fund’s future net investment income, the fair value of its portfolio investments, its financial condition and the results of operations and financial condition of the Fund’s portfolio companies.

The U.S. capital markets have experienced extreme volatility and disruption following the global outbreak of COVID-19 that began in December 2019. Some economists, major investment banks and The World Bank have indicated that current indicators point to a global recession that started in February 2020. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. These and future market disruptions and/or illiquidity have had, and are expected to continue to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows. Unfavorable economic conditions also would be expected to increase the Fund’s funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to the Fund. These events have limited and could continue to limit the Fund’s investment originations, limit the Fund’s ability to grow and have a material negative impact on the Fund’s operating results and the fair values of our debt and equity investments.

Annual Report | September 30, 2021	31

Alternative Credit Income Fund	Notes to Consolidated Financial Statements

September 30, 2021

The Adviser is closely monitoring developments related to the COVID-19 pandemic to assess its impact on the Fund and the Fund’s portfolio companies’ business; while, due to the evolving and highly uncertain nature of this event, it currently is not possible to estimate its total impact precisely, the COVID-19 pandemic has and could continue to impact the Fund’s business, financial condition, results of operations, liquidity or prospects and those of the Fund’s portfolio companies in a number of ways. For instance, the Fund’s investment portfolio (and, specifically, the valuations of investment assets the Fund holds) has been, and may continue to be, adversely affected as a result of market developments from the COVID-19 pandemic and uncertainty regarding its outcome. Moreover, changes in interest rates, reduced liquidity or a continued slowdown in U.S. or global economic conditions has, and may continue to, adversely affect the Fund’s business, financial condition, results of operations, liquidity and/or prospects and those of the Fund’s portfolio companies. Further, extreme market volatility may leave the Fund and the Fund’s portfolio companies unable to react to market events in a prudent manner consistent with the Fund’s historical practices in dealing with more orderly markets. Although it is impossible to predict with certainty the potential full magnitude of the business and economic ramifications, COVID-19 has impacted, and may further impact, the Fund’s business in various ways, including but not limited to:

•	From an operational perspective, the Adviser’s employees, as well as the workforces of the Fund’s vendors, service providers and counterparties, may also be adversely affected by the COVID-19 pandemic or efforts to mitigate the pandemic, including government-mandated shutdowns, requests or orders for employees to work remotely, and other self-imposed social distancing measures, in the U.S., which could result in an adverse impact on the Fund’s ability to conduct its business;

•	While the market dislocation caused by COVID-19 may present attractive investment opportunities, due to increased volatility in the financial markets, the Fund may not be able to complete those investments;

•	If the impact of COVID-19 continues as is currently predicted by central banks and the International Monetary Fund, the Fund may have more limited opportunities to successfully exit existing investments, due to, among other reasons, lower valuations, decreased revenues and earnings, or lack of potential buyers with financial resources to pursue an acquisition, resulting in a reduced ability to realize value from such investments;

•	The Fund’s portfolio companies are facing or may face in the future increased credit and liquidity risk due to volatility in financial markets, reduced revenue streams, and limited or higher cost of access to preferred sources of funding, which may result in write-down or write-off in the value of the Fund’s investments. Changes in the debt financing markets are impacting, or, if the volatility in financial market continues, may in the future impact, the ability of the Fund’s portfolio companies to meet their respective financial obligations;

•	Borrowers of loans, notes and other credit instruments in the Fund’s portfolio may be unable to meet their principal or interest payment obligations or satisfy financial covenants, resulting in a decrease in value of the Fund’s investments and lower than expected return. In addition, for variable interest instruments, lower reference rates resulting from government stimulus programs in response to COVID-19 could lead to lower interest income;

•	Many of the Fund’s portfolio companies operate in industries that are materially impacted by COVID-19, including but not limited to healthcare, travel, entertainment and hospitality. Many of these companies are facing operational and financial hardships resulting from the spread of COVID-19 and related governmental measures, such as the closure of stores, restrictions on travel, quarantines or stay-at- home orders. If the disruptions caused by COVID-19 continue and the restrictions put in place are not lifted, the businesses of these portfolio companies could suffer materially or become insolvent, which would decrease the value of the Fund’s investments. Even if restrictions are lifted, as is the case in many jurisdictions in the U.S. and worldwide, business levels may not return to pre-pandemic levels and continuing outbreaks of COVID-19 could discourage people from resuming normal activities and governments may put restrictions back in place;

•	An extended period of remote working by the Adviser’s employees could strain its technology resources and introduce operational risks, including heightened cybersecurity risk. Remote working environments may be less secure and more susceptible to hacking attacks, including phishing and social engineering attempts that seek to exploit the COVID-19 pandemic; and

•	COVID-19 presents a significant threat to the Adviser’s employees’ well-being and morale. While the Adviser has implemented a business continuity plan to protect the health of its employees and has contingency plans in place for key employees or executive officers who may become sick or otherwise unable to perform their duties for an extended period of time, such plans cannot anticipate all scenarios, and the Adviser may experience potential loss of productivity or a delay in the roll out of certain strategic plans.

9.    SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the date of issuance of the consolidated financial statements.

32	www.altcif.com

Alternative Credit Income Fund	Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of

Alternative Credit Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Alternative Credit Income Fund (the “Fund”-formerly Resource Credit Income Fund), including the consolidated schedule of investments, as of September 30, 2021, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Share Class	Financial Highlights
Class A	For each of the years in the five-year period ended September 30, 2021
Class C	For each of the years in the five-year period ended September 30, 2021
Class W	For each of the years in the five-year period ended September 30, 2021
Class I	For each of the years in the five-year period ended September 30, 2021
Class L	For each of the years in the four-year period ended September 30, 2021 and for the period from July 28, 2017 (commencement of operations) through September 30, 2017

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of Alternative Credit Income Fund since 2015.

Philadelphia, Pennsylvania

November 29, 2021

Annual Report | September 30, 2021	33

Alternative Credit Income Fund	Additional Information

September 30, 2021 (Unaudited)

1.    PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 833-404-4103, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 833-404-4103, or on the SEC’s website at http://www.sec.gov.

2.    QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-PORT. The filings are available upon request by calling 833-404-4103. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov.

3.    APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held on June 17, 2020, the Board of Trustees (the “Board” or the “Trustees” or the “Board of Trustees”), including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Trustees”), considered the approval of the management agreement between the Fund and Sierra Crest Investment Management LLC (“Sierra Crest”) (the “Management Agreement”) and an interim management agreement between the Fund and Sierra Crest (the “Interim Management Agreement” and together with the Management Agreement, the “Management Agreements”). In considering the approval of the Management Agreements, the Trustees received materials specifically relating to the Management Agreements.

The Trustees considered the following material factors during their deliberations: (1) the nature, extent and quality of services to be provided by Sierra Crest; (2) the investment performance of the Fund and Sierra Crest; (3) the cost of services to be provided and the profits to be realized by Sierra Crest and its affiliates; (4) the extent to which economies of scale will be realized as the Fund grows; and (5) whether the fee levels reflect these economies of scale for the benefit of investors. The Trustees relied upon the advice of counsel and their own business judgment in determining the before-mentioned material factors to be considered in evaluating the Management Agreements and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Management Agreements.

Nature, Extent and Quality of Service. The Board noted that Sierra Crest is an asset management firm with approximately $650 million assets under management as of June 1, 2020. The Board further noted that Sierra Crest is an affiliate of BC Partners, a private equity, credit and real estate-focused firm that, together with its affiliates, managed approximately $25 billion in assets under management as of June 1, 2020. The Board discussed Sierra Crest’s existing credit products and Sierra Crest’s depth of experience with credit strategies. The Board reviewed Sierra Crest’s personnel, specifically noting the deep bench strength and expertise of Sierra Crest and BCP Credit platform personnel, including senior management, with respect to credit-focused strategies. The Board reviewed Sierra Crest’s proposed services, including research, selection and approval of investments. The Board noted that Sierra Crest considered the Fund to be an important part of Sierra Crest’s overall strategic business goals and discussed the growth prospects for the Fund if Sierra Crest was selected. The Board reviewed Sierra Crest’s compliance policies and procedures, noting that Sierra Crest had reported no pending material litigation matters, regulatory actions or compliance matters that would adversely impact Sierra Crest’s ability to serve as adviser to the Fund. The Board concluded that Sierra Crest had sufficient depth and experience of personnel, resources, investment methods and compliance policies and procedures that were essential to performing its duties under the Proposed Management Agreements, and that the nature, overall quality and extent of the management services to be provided by Sierra Crest to the Fund were satisfactory.

Performance. The Board considered the investment performance of Sierra Crest. The Board noted Sierra Crest’s belief that while the Fund would be a new type of client for Sierra Crest, the senior members of Sierra Crest’s credit team had extensive experience investing through multiple credit cycles, in both liquid and illiquid credit securities. It also noted that Sierra Crest and certain of its affiliates had experience managing similar credit strategies. The Board reviewed performance information of a publicly traded business development company managed by Sierra Crest as compared to its peers. The Board concluded that it was satisfied that Sierra Crest could provide reasonable returns to the Fund and its shareholders.

Fees and Expenses. The Board noted that Sierra Crest proposed to charge the Fund an advisory fee of 1.85% of average daily net assets, which was higher than the Fund’s peer group average of 1.63% but was within the peer group range of 1.25% to 2.10%. The Board considered the composition of the peer group and noted that it appeared reasonable. The Board noted that the advisory fee was in line with several peers and lower than several peers. The Board acknowledged that the proposed advisory fee was equal to the current fee charged by Resource Alternative Advisor, LLC (the “Current Manager”). The Board observed that the Fund’s current Class A net expense ratio (excluding acquired fund fees and expenses) of 2.67% was consistent with the peer group average of 2.68%. The Board further noted that Sierra Crest proposed to limit total annual Fund operating expenses, exclusive of certain fees, so as not to exceed 2.59%, 3.34%, 2.59%, 2.34% and 2.84% per annum of the Fund’s average daily net assets attributable to Class A, Class C, Class W, Class I and Class L shares, respectively. The Board remarked that the expense limits proposed by Sierra Crest were equal to the Fund’s current expense limits. The Board noted that Sierra Crest would have the ability to recapture any previously waived or reimbursed fees, including those fees waived or reimbursed by the Current Manager, subject to the terms of the Current Expense Limitation Agreement with the Fund. The Board noted, and received information from the Current Manager regarding, the Fund’s repayment obligations under the current expense limitation agreement between the Current Manager and the Fund (the “Current Expense Limitation Agreement”) within the three years from the date the Current Manager waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation, and if the repayment is approved by the Board. The Board noted that, if the Proposed Management Agreement is approved, a new expense limitation agreement (the “Expense Limitation Agreement”) will become effective and it will give Sierra Crest the right to recapture amounts that were previously waived or reimbursed by the Current Manager, and under the Purchase Agreement, Sierra Crest will be required to pay to the Current Manager fifty percent (50.0%) of any such amounts. The Board then discussed the benefit to shareholders of reduced overall expenses if the Fund experienced meaningful growth in assets. The Board concluded that the proposed advisory fee was not unreasonable.

34	www.altcif.com

Alternative Credit Income Fund	Additional Information

September 30, 2021 (Unaudited)

Economies of Scale. The Board discussed the growth and profitability projections provided by Sierra Crest. The Board discussed Sierra Crest’s affiliation with BC Partners Advisors L.P. (“BC Partners”) and the impact the credit investment platform (“BCP Credit”) could have on the growth of the Fund. The Board considered Sierra Crest’s assertion that the Fund would benefit from such growth by being a part of a larger platform, both in terms of a larger credit investing platform and by being part of a larger asset management platform. The Board further noted that Sierra Crest believed that the Fund would benefit from its ability to leverage the collective scale of Sierra Crest, and its affiliates, when sourcing investment opportunities, receiving allocations and negotiating with third-party vendors. The Board discussed the anticipated fixed expenses of the Fund and noted that asset growth may result in lower expense ratios for the Fund. They considered the benefits the shareholders currently receive, and would continue to receive, under the Proposed Expense Limitation Agreement. The Board also considered the Fund’s current size, the projected assets of the Fund, the uncertainty of ongoing costs and risks of managing a publicly registered fund, and its responsibility to periodically evaluate Sierra Crest’s profits and whether it had achieved economies of scale. The Board concluded that the absence of breakpoints was acceptable.

Profitability. The Board reviewed the pro-forma financial information provided by Sierra Crest, noting that Sierra Crest expected to make a net profit related to the Fund during each of the first and second years of managing the Fund. The Board considered the underlying assumptions that Sierra Crest used in its calculations, and discussed the costs associated with managing the Fund. The Board noted that the estimated profit of Sierra Crest did not seem unreasonable for the experience, resources, and associated business risk of Sierra Crest. The Board concluded that Sierra Crest’s estimated profitability was not excessive.

15(f) Considerations. The Trustees noted that Section 15(f) of the 1940 Act provides a safe harbor to investment advisers who may receive compensation or benefits in connection with the sale of securities or a sale of any other interest in the investment adviser, which results in an assignment of an investment advisory contract. They further noted that the safe harbor is conditioned on the following: for a period of three years after the time of such sale, at least 75% of the board of trustees are not interested persons of the investment adviser, or the predecessor investment adviser, and there is not imposed an unfair burden as a result of the sale. The Trustees noted that under Section 15(f) of the 1940 Act, an unfair burden includes any arrangement, during the two-year period after the time of such sale, whereby the investment adviser or corporate trustee or predecessor or successor investment advisers or corporate trustee or any interested person of any such adviser or any such corporate trustee receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of such company, other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from such company or its security holders for other than bona fide investment advisory or other services. They noted that it was anticipated that after the Closing, at least 75% of the Board of Trustees of the Fund would be independent. They also considered whether the retention of Sierra Crest will impose an unfair burden on the Fund’s shareholders. After discussion, they concluded that the retention of Sierra Crest was unlikely to impose an unfair burden on the Fund’s shareholders because after the Closing, none of Sierra Crest, the Current Manager, or any of their affiliates would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Fund (other than compensation received by an affiliated broker in connection with Fund portfolio transactions executed in compliance with Rule 17e-1), or (ii) from the Fund for other than bona fide investment advisory or other services.

Conclusion. Having requested and received such information from Sierra Crest as the Board believed to be reasonably necessary to evaluate the terms of the Proposed Management Agreements, and as assisted by the advice of independent counsel, the Board concluded that approval of the Management Agreements, subject to shareholder approval, was in the best interests of the Fund and its shareholders.

Annual Report | September 30, 2021	35

Alternative Credit Income Fund	Trustees & Officers

September 30, 2021 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund as of its fiscal year ended September 30, 2021 is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as resignation, death or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organization documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-833-404-4103. Refer to Footnote 3 of the Fund’s financial statements for additional information on Independent Trustee Compensation. The Interested Trustees and officers do not receive compensation from the Fund for their services to the Fund.

INDEPENDENT TRUSTEES

Name, Address* and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Alexander Duka 1966	Trustee since October 2020	Senior Advisor, Acceleration Bay LLC (a patent investment and technology acceleration business), January 2020 to present; Executive Vice President of Corporate Development, Acceleration Bay, 2017 to 2019; Senior Advisor, Texas Fabco Solutions LLC (oilfield services), 2019 to present; Bank/Managing Director, Citigroup Inc. (1997 to 2017).	1	BC Partners Lending Corp, 2018 to present Portman Ridge Finance Corp, 2019 to present Bondhouse Investment Trust, 2019 to present Logan Ridge Finance Corporation, 2021 to present
Robert Warshauer 1958	Trustee since October 2020	Managing Director and Co- Head of Restructuring, Imperial Capital (an investment banking company), 2007 to present; Board Member, MD America (energy company), April 2020 to present; Board Member, Estrella Broadcasting, 2019 to present; Board Member, Global Knowledge (education service), May 2020 to present).	1	BC Partners Lending Corp, 2018 to present Portman Ridge Finance Corp, 2019 to present Logan Ridge Finance Corporation, 2021 to present
George Grunebaum 1963	Trustee since October 2020	President, Ashmore Funds, 2010 to present; CEO, Ashmore Funds, 2008 to present; Director/President, Gordonstoun American Foundation (non-profit education), 2000 to present.	1	BC Partners Lending Corp, 2018 to present Portman Ridge Finance Corp, 2019 to present Logan Ridge Finance Corporation, 2021 to present

36	www.altcif.com

Alternative Credit Income Fund	Trustees & Officers

September 30, 2021 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS1

Name, Address* and Year of Birth	Position/Term Of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Edward Goldthorpe 1976	President, CEO, Trustee and Chairman of the Board since October 2020	Partner and Head of Credit, BC Partners (an asset management firm), 2017 to present; Senior Partner and Chief Investment Officer, Apollo Global Management (an asset management firm), 2012 to 2016.	1	BC Partners Lending Corp, 2018 to present Portman Ridge Finance Corp, 2019 to present Logan Ridge Finance Corporation, 2021 to present Mount Logan Capital Inc. 2019 to present
Jason Roos 1978	CFO, Treasurer and AML Officer since 2020	CFO of Credit, BC Partners (an asset management firm), May 2020 to present; Controller, Data Quality Leader, Wells Fargo (a banking company), 2016 to May 2020; Controller, Investment Bank, Wells Fargo, 2014 to 2016.	N/A	N/A
Albert Siu 1974	Secretary since 2020	Fund Controller, BC Partners (an asset management firm), 2018 to present; Auditor/Senior Manager, KPMG LLP (an accounting firm), 2016 to 2018; Fund Controller, Prospect Capital LLC (an asset management firm), 2013 to 2015.	N/A	N/A
Greg MacCordy	Chief Compliance Officer since 2020	Director, Alaric Compliance Services, 2019 to present; Specialized Compliance Examiner, U.S. Securities and Exchange Commission, 2015 to 2019.	N/A	N/A

*	Unless otherwise noted, the address of each Trustee and Officer is c/o Sierra Crest Investment Management LLC, 650 Madison Avenue, 23rd Floor, New York, NY 10022.
**	The term of office for each Trustee and officer listed above will continue indefinitely.
[1]	Effective October 1, 2021, David Held replaced Greg MacCordy as Chief Compliance Officer. Effective November 9, 2021, Mr. Roos was elected Chief Financial Officer, Brandon Satoren was elected as Chief Accounting Officer, Treasurer, and Secretary, replacing Mr. Siu as Secretary and Mr. Roos as Treasurer. Additionally, effective November 9, 2021, David Held replaced Mr. Roos as AML Officer. Additional information about the Fund’s Trustees and Officers is included in the Fund’s Statement of Additional Information.

Annual Report | September 30, 2021	37

Alternative Credit Income Fund	Privacy Notice

September 30, 2021 (Unaudited)

Rev. 12/2020

FACTS	WHAT DOES ALTERNATIVE CREDIT INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	• Social Security number	• Purchase History
	• Assets	• Account Balances
	• Retirement Assets	• Account Transactions
	• Transaction History	• Wire Transfer Instructions
• Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alternative Credit Income Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Alternative Credit Income Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

QUESTIONS?	Call 1-833-404-4103

38	www.altcif.com

Alternative Credit Income Fund	Privacy Notice

September 30, 2021 (Unaudited)

WHO WE ARE
Who is providing this notice?	Alternative Credit Income Fund
WHAT WE DO
How does Alternative Credit Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Alternative Credit Income Fund collect my personal information?

We collect your personal information, for example, when you

•      Open an account

•      Provide account information

•      Give us your contact information

•      Make deposits or withdrawals from your account

•      Make a wire transfer

•      Tell us where to send the money

•      Tells us who receives the money

•      Show your government-issued ID

•      Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•      Affiliates from using your information to market to you

•      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Alternative Credit Income Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Alternative Credit Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Alternative Credit Income Fund doesn’t jointly market.

Annual Report | September 30, 2021	39

INVESTMENT ADVISER

Sierra Crest Investment Management, LLC
650 Madison Avenue, 23rd Floor

New York, New York 10022

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street, 3rd Floor

Philadelphia, Pennsylvania 19103

Must be accompanied or preceded by a Prospectus.

ALPS Distributors, Inc. is the Distributor for Alternative Credit Income Fund.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there have not been any amendments to the provisions of the code of ethics adopted in Item 2(a) of this report.

(d)	During the period covered by this report, the Registrant had not granted any express or implicit waivers from the provisions of the code of ethics adopted in Item 2(a) of this report.

(e)	Not applicable.

(f)

The Registrant’s Code of Ethics was previously filed December 16, 2020 in the Registrant’s Post-Effective Amendment to its Registration Statement on Form N-2 (File Nos. 333-200981 and 811-23016) and is hereby incorporated by reference.

Item 3. Audit Committee Financial Expert.

(a)(1)(ii)	The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee.

(a)(2)

 The Board of Trustees of the Registrant has designated Mr. Robert Warshauer as the Registrant’s Audit Committee Financial Expert. Mr. Warshauer is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: For the Registrant’s fiscal years ended September 30, 2021 and September 30, 2020, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $20,000 and $20,000, respectively.

(b)

Audit-Related Fees: For the Registrant’s fiscal years ended September 30, 2021 and September 30, 2020, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not otherwise reported under paragraph (a) of this Item 4, were $0 and $0, respectively.

(c)

Tax Fees: For the Registrant’s fiscal years ended September 30, 2021 and September 30, 2020, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of Federal and state income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns, were $3,000 and $3,000, respectively.

(d)

All Other Fees: For the Registrant’s fiscal years ended September 30, 2021 and September 30, 2020, the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $10,000 and $10,000, respectively.

(e)(1)

The Registrant’s audit committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant.  The Registrant’s audit committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During the audit of Registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

For the Registrant’s fiscal years ended September 30, 2021 and September 30, 2020, the aggregate non-audit fees for services billed by the Registrant’s accountant for services rendered to the Registrant and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0, respectively.

(h)

The Registrant’s audit committee has considered whether the provision of non-audit services to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)       The schedule of investments is included as part of the Reports to Shareholders filed under Item 1 of this report.

(b)       Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Summary

- As a registered investment adviser, Sierra Crest Investment Management LLC (“Sierra Crest”) is required to adopt a policy setting forth the principles and procedures by which Sierra Crest votes or gives consent with respect to the securities owned by the Funds.

- A “vote” for purposes of this policy means any proxy or shareholder consent, including a vote or consent of a private company that does not involve a proxy.

- The guiding principle by which Sierra Crest votes is to vote in the best interest of the relevant Fund by maximizing the economic value of the relevant Fund’s holdings, taking into account certain factors as set forth below.

- Sierra Crest may abstain on any particular vote if a determination is made that withholding is advisable and in the best interests of the relevant Fund.

- All staff should refer any votes where there is a conflict of interest to the CCO.

Purpose and General Statement

The purpose of these voting policies and procedures is to set forth the principles and procedures by which Sierra Crest votes or gives consents with respect to the securities owned by the funds advised by Sierra Crest (collectively, the “Funds”) for which Sierra Crest exercises voting authority and discretion (the “Votes”). For avoidance of doubt, a Vote includes any proxy and any shareholder vote or consent, including a vote or consent for a private company that does not involve a proxy. These policies and procedures have been designed to help ensure that Votes are voted in the best interests of the Funds in accordance with Sierra Crest’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Policy

Sierra Crest and its affiliates engage in a broad range of activities, including investment activities for the account of other investment funds or accounts and providing investment advisory and other services to funds and operating companies. In the ordinary course of conducting Sierra Crest’s activities, the interests of a Fund may conflict with the interests of Sierra Crest, other Funds and/or Sierra Crest’s affiliates and their clients. Any conflicts of interest relating to the voting of Votes, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which Sierra Crest votes all Votes is to vote in the best interests of each Fund by maximizing the economic value of the relevant Fund’s holdings, taking into account the relevant Fund’s investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents, and all other relevant facts and circumstances at the time of the vote. Sierra Crest does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

It is the general policy of Sierra Crest to vote or give consent on all matters presented to security holders in any Vote, and these policies and procedures have been designated with that in mind. However, Sierra Crest reserves the right to abstain on any particular Vote or otherwise withhold its vote or consent on any matter if, in the judgment of the Sierra Crest’s Chief Compliance Officer (“CCO”) or the relevant Sierra Crest investment professional, the costs associated with voting such Vote outweigh the benefits to the relevant Funds or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Funds. In connection with the voting of Votes, Sierra Crest’s personnel may, in their discretion, meet with members of a company’s management and discuss matters of importance to the Funds and their economic interests.

Procedures

Conflicts of Interest

Compliance has the responsibility to monitor Votes for any conflicts of interest, regardless of whether they are actual or perceived. All Sierra Crest investment professionals are expected to perform their tasks relating to the voting of Votes in accordance with the principles set forth above, according the first priority to the best interest of the relevant Funds. If at any time any investment professional becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding any particular Voting decision, he or she should contact the CCO. If any investment professional is pressured or lobbied either from within or outside of Sierra Crest with respect to any particular Voting decision, he or she should contact the CCO. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the Funds.

Where the CCO deems appropriate in his or her sole discretion, unaffiliated third parties may be used to help resolve conflicts. In this regard, the CCO shall have the power to retain independent fiduciaries, consultants, or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

In the event that the CCO retains independent fiduciaries, consultants or professionals to assist with voting decisions and/or delegates such voting or consent power to such fiduciaries, consultants or professionals, the CCO will follow the procedures below regarding third party accountability to the Funds:

●

Ascertain whether the third party has the capacity and competency to adequately analyze proxy issues, including the adequacy of the third party’s personnel and policies and procedures with regard to identifying and addressing conflicts of interest;

●

Ascertain whether the third party has the capacity and competency to adequately analyze proxy issues, including the adequacy of the third party’s personnel and policies and procedures with regard to identifying and addressing conflicts of interest;

●	Adopt ongoing oversight policies of the third party to ensure the third party continues to vote proxies in the best interest of the Funds;

●	Determine that the third party has the capacity and competency to adequately analyze proxy issues by providing materially accurate information.

Voting

All Sierra Crest personnel are responsible for promptly forwarding all proxy materials, consent or voting requests or notices or materials related thereto to the CCO.

All Voting decisions initially are referred to the appropriate investment professional for a voting decision. In most cases, the relevant deal team member will make the decision as to the appropriate vote for any particular Vote. In making such decision, he or she may rely on any of the information and/or research available to him or her.

Recordkeeping

Sierra Crest’s Recordkeeping Policies and Procedures apply to Votes. Sierra Crest personnel should refer to the Recordkeeping Policies and Procedures for additional guidance and information.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Michael Terwilliger serves as the lead Portfolio Manager for the Fund, charged with the day to day management of the Fund. He has served the Fund as Portfolio Manager since October 2015. Mr. Terwilliger has more than a decade of credit investment experience, with expertise in a range of products including high yield bonds, distressed debt, structured securities, bank loans and convertibles. From February 2012 until October 2015, Mr. Terwilliger was a Senior Credit Analyst at Shenkman Capital Management, Inc. (“Shenkman”), a prominent institutional credit manager focused on non-investment grade products. At Shenkman, he primarily managed investments in the Retail and Food & Beverage sectors, with total exposure in excess of $1.2bn. From March 2006 until November 2011, Mr. Terwilliger worked as a High Yield Research Analyst at Bank of America-Merrill Lynch (“BAML”). In 2010 and 2011, Institutional Investor recognized Mr. Terwilliger with a #2 ranking in its annual All-America Fixed-Income Research Team for his coverage of the General Manufacturing sector and a #3 ranking in 2011 for his work in the Business Services industries. Before BAML, he was part of the Distressed Debt and Special Situations effort at Friedman Billings Ramsey & Co. In the course of his career, Mr. Terwilliger has covered a wide range of industries, including Cable, Media & Entertainment, Building Products and Energy. Mr. Terwilliger holds a Bachelor of Arts degree from Northwestern University and a Master of Business Administration from the University of Virginia Darden School Of Business. He is also a CFA charter holder.

As of September 30, 2021, Mr. Terwilliger owned between $100,001-$500,000 in Fund shares and did not manage any other accounts in addition to the Fund.

Edward Goldthorpe serves as Portfolio Manager for the Fund, charged with the day to day management of the Fund. He has served the Fund as Portfolio Manager since December 2020. Mr. Goldthorpe is currently a Partner at BC Partners, having launched the BC Partners Credit platform in February 2017, and also serves as the CEO and Chairman of Mount Logan Capital Inc. From 2012 to 2016, Mr. Goldthorpe worked at Apollo Investment Corporation, serving as the company’s President and the Chief Investment Officer of Apollo Investment Management where he was the head of its US Opportunistic Platform and also oversaw the Private Origination business. Prior to Apollo, he worked at Goldman Sachs for 13 years where he most recently ran the bank loan distressed investing desk, and before that, he worked at Principal Capital Investing for the Special Situations Group. Mr. Goldthorpe holds a Bachelor of Commerce from Queen’s University.

As of September 30, 2021, Mr. Goldthorpe did not own any Fund shares.

As of September 30, 2021, Mr. Goldthorpe managed the following accounts in addition to the Fund:

Total Other Accounts Managed

Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
3	$974 million	6	$1,909 million	5	$643 million

Other Accounts Managed Subject to Performance-Based Fees

Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
3	$974 million	5	$1,668 million	4	$179 million

Portfolio Manager Compensation

As compensation, Mr. Terwilliger receives from the Adviser a fixed base salary. Mr. Terwilliger is also entitled to receive a discretionary bonus which may be based upon, among other things, individual performance and the performance of the Fund and the Adviser.

Mr. Goldthorpe, a Partner of BC Partners, is compensated based on the success of various fund and business platforms. As part of this compensation, he receives a carried interest from the firm’s activities that is distributed based on factors such as seniority, longevity and performance, including successful deal sourcing and execution. As a Partner of BC Partners, Mr. Goldthorpe’s compensation would increase if the Fund’s performance (and net asset value) increased due to his indirect interest in the Adviser, but such compensation is not tied to any specific metric.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics was previously filed December 16, 2020 in the in the Registrant’s Post-Effective Amendment to its Registration Statement on Form N-2 and is hereby incorporated by reference.

(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.
(a)(3)	None.
(a)(4)	None.
(b)	Certifications required by Item 13(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALTERNATIVE CREDIT INCOME FUND

By:	/s/ Ted Goldthorpe
Ted Goldthorpe
President and Chief Executive Officer (Principal Executive Officer)

Date:  December 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Ted Goldthorpe
Ted Goldthorpe
President and Chief Executive Officer (Principal Executive Officer)

Date:  December 9, 2021

By:	/s/ Jason Roos
Jason Roos
Chief Financial Officer (Principal Financial Officer)

Date:  December 9, 2021